UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C

Information Statement Pursuant to Section 14(c) of the Securities

Exchange Act of 1934

Check the appropriate box:

☐	Preliminary Information Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-5(d)(2))

☒	Definitive Information Statement

MAG MILE CAPITAL, INC.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

MAG MILE CAPITAL, INC.

1141 W. Randolph St.

Suite 200

Chicago, IL 60607

(312) 642-0100

Notice of Action by Written Consent of Shareholders to be Effective July 1, 2025

Dear Stockholder:

Mag Mile Capital, Inc., an Oklahoma corporation. (the “Company”), hereby notifies our stockholders of record on May 28, 2025, that stockholders holding approximately 87% of the voting power have approved, by written consent in lieu of a special meeting on April 22, 2025, the following proposal:

Proposal 1: To change the domicile of the Company from the State of Oklahoma to the State of Delaware.

This Information Statement is first being mailed to our stockholders of record as of the close of business on May 28, 2025. The action contemplated herein will not be effective until July 1, 2025, a date which is meant to allow sufficient time to accommodate at least 20 days after the date on which our definitive Information Statement is first mailed to our stockholders of record and to allow the Financial Industry Regulatory Authority (FINRA) to complete its review of this corporate action. You are urged to read the Information Statement in its entirety for a description of the action taken by the majority stockholders of the Company.

WE ARE NOT ASKING YOU FOR A PROXY AND

YOU ARE REQUESTED NOT TO SEND US A PROXY.

The corporate action is taken by consent of the holders of a majority of the shares outstanding, and pursuant to Oklahoma law and the Company’s bylaws that permit holders of a majority of the voting power to take a stockholder action by written consent. Proxies are not being solicited because stockholders holding approximately 87% of the issued and outstanding voting capital stock of the Company hold more than enough shares to effect the proposed action and have voted in favor of the proposals contained herein.

Exhibit A Agreement and Plan of Merger of Mag Mile Capital, Inc. (Oklahoma) and Mag Mile Capital, Inc. (Delaware)

/s/ Rushi Shah
President and CEO’
May 27, 2025

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MAG MILE CAPITAL, INC.

1141 W. Randolph St.

Suite 200

Chicago, IL 60607

INFORMATION STATEMENT

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

General Information

This Information Statement is being furnished to the stockholders of Mag Mile Capital, Inc., an Oklahoma corporation (the “Company”), in connection with the change of its domicile from the State of Oklahoma to the State of Delaware by written consent of our Board of Directors and the holders of a majority of our issued and outstanding voting securities in lieu of a special meeting. On April 22, 2025, our Board of Directors and the holders of a majority of our voting capital stock approved the change of domicile (the “Redomicile”). To have the Redomicile be effective under state corporate laws and the federal securities laws, we have filed a Certificate of Merger with the Secretary of State of the State of Delaware on May 2, 2025, in accordance with the provisions of the Delaware General Corporation Law (“DGCL”), and a Certificate of Merger with the Secretary of State of the State of Oklahoma on May 5, 2025, in accordance with the provisions of the Oklahoma General Corporation Act (“OGCA”), submitted this corporate action to FINRA for its review and filed this Schedule 14C that will allow the Redomicile to be effective on July 1, 2025, following the expiration of the 20 day period after the first mailing of this Schedule 14C to our shareholders as mandated by Rule 14C of the Exchange Act.

Voting Securities

As of the date of this Information Statement, our voting securities consist of our shares of our common stock, par value $0.00001 per share (“Common Stock”) of which 100,055,935 shares are outstanding, and 20,000,000 shares of preferred stock, par value $0.00001, none of which are outstanding. Approval of the Redomicile requires the affirmative consent of a majority of the shares of our Common Stock issued and outstanding at May 28, 2025 (the “Record Date”). The quorum necessary to conduct business of the stockholders consists of a majority of the Common Stock issued and outstanding as of the Record Date.

Rushi Shah, our President and CEO, beneficially owns approximately 87% of the issued and outstanding shares of Common Stock and is the “Consenting Stockholder.” The Consenting Stockholder has the power to vote 87% of our Common Stock, which number exceeds the majority of the Common Stock on the date of this Information Statement. The Consenting Stockholder has consented to the proposed action set forth herein and had and has the power to pass the proposed corporate action without the concurrence of any of our other stockholders.

The approval of this action by written consent is made possible by Section 18-1073 of the OGCA, which provides that the written consent of the holders of outstanding shares of voting stock, having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted, may be substituted for such a meeting. To eliminate the costs involved in holding a special meeting, our Board of Directors elected to utilize the written consent of the holders of more than a majority of our voting securities.

This Information Statement will be mailed on or about June 11, 2025, to stockholders of record as of the Record Date and is being delivered to inform you of the corporate action described herein before such action takes effect in accordance with Rule 14c-2 of the Securities Exchange Act of 1934.

The entire cost of furnishing this Information Statement will be borne by the Company. We will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of our voting securities held of record by them, and we will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

Dissenters’ Right of Appraisal

The OGCA does not provide for dissenter’s rights of appraisal in connection with the proposed action nor have we provided for appraisal rights in our Certificate of Incorporation or Bylaws.

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PROPOSAL 1

RedomicilING of the company as a delaware corporation

(THE “REDOMICILE”)

Reasons for the Redomicile

There are a number of reasons why Delaware is an attractive state for the incorporation of the Company and why the Redomicile is in the interests of our stockholders. For many years, Delaware has followed a policy of encouraging incorporation in that state. To advance that policy, Delaware has adopted comprehensive, modern and flexible corporate laws that are updated and revised periodically to meet changing business needs. As a result, many major corporations have initially chosen Delaware for their domicile or have subsequently reincorporated in Delaware. While Oklahoma under the OGCA has tailored many of is sginifacnt provisions to mirror the provisions of the DGCL such as removal of directors, dividends and other distributions, indemnification, expiration of proxies, shareholder meeting quorum requirements and interested stockholder combinations, Delaware courts have developed considerable expertise in dealing with corporate issues. In doing so, Delaware courts have created a substantial body of case law construing Delaware law and establishing public policies with respect to Delaware corporations. Our Board believes that this environment provides greater predictability with respect to corporate legal affairs and facilitates fund raising since many prospective investors are knowledgeable and comfortable with Delaware law and both the protections that it affords them and the efficiency with which a corporation may be managed.

Certain Effects of the Change in State of Incorporation

The Redomicile will effect a change in our legal domicile; however, the Redomicile will not result in any change in headquarters, business, jobs, management, location of any of the offices or facilities, number of employees, assets, liabilities or net worth (other than as a result of the costs incident to the Redomicile, which are immaterial). Management, including the directors and officers, will remain the same in connection with the Redomicile. There will be no substantive change in the employment agreements for executive officers or in other direct or indirect interests of the current directors or executive officers as a result of the Redomicile. Upon the effective time of the Redomicile, each share of our Common Stock outstanding immediately prior to the Effective Time shall by virtue of the Redomicile and without any action on the part of the holder thereof, be converted into one (1) share of fully-paid and non-assessable Common Stock of Mag Mile Capital, Inc. a Delaware corporation, outstanding immediately prior to the Effective Time.

The Certificate of Incorporation and Bylaws of Mag Mile Delaware will be the governing instruments of the corporation, resulting in some changes from the current Certificate of Incorporation, as amended, and Bylaws of the Company, which are primarily procedural in nature, such as a change in the registered office and agent of the Company from an office and agent in Oklahoma to an office and agent in Delaware.

The Plan of Conversion for the Redomicile, together with forms of the Company’s proposed Certificate of Incorporation and Bylaws under the State of Delaware, are attached hereto as Annexes “A,” “B” and “C,” respectively.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR APPROVAL OF THE CHANGE OF DOMICILE OF THE COMPANY FROM THE STATE OF OKLAHOMA TO THE STATE OF DELAWARE.

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Certificate of Incorporation and Bylaws

Other provisions of the Company’s Certificate of Incorporation and Bylaws may have the effect of deterring unsolicited attempts to acquire a controlling interest in the Company or impeding changes in our management. Preferred stock may be issued in the future in connection with acquisitions, financings or other matters, as the Board of Directors deems appropriate. In the event that we determine to issue any shares of preferred stock, a certificate of designation containing the rights, privileges, and limitations of this series of preferred stock will be filed with the Secretary of State of the State of Oklahoma. The effect of this preferred stock designation power is that our Board of Directors alone, subject to Federal securities laws, applicable blue sky laws, and Oklahoma law, may be able to authorize the issuance of preferred stock which could have the effect of delaying, deferring, or preventing a change in control of the Company without further action by our stockholders, and may adversely affect the voting and other rights of the holders of our Common Stock.

Our Certificate of Incorporation does not provide our stockholders with cumulative voting rights.

Our Bylaws provide that a special meeting of stockholders may be called by the President and shall be called by the President or Secretary at the request in writing of at least ten percent (10%) of the Board of Directors, or at the request in writing of stockholders owning at least ten percent (10%) in amount of all of the stock of the Company issued and outstanding and entitled to vote at such meeting, but since our Certificate of Incorporation delegates to the Board of Directors the power to alter, amend or repeal the Bylaws, this power might be used to defeat stockholder actions that are favored by the holders of a majority of our outstanding voting securities.

We are not aware of any attempt to take control of the Company and are not presenting this proposal with the intent that it be utilized as a type of anti−takeover device.

VOTING SECURITIES AND PRINCIPAL STOCKHOLDERS

The following table sets forth, as of May 14, 2025, certain information concerning the beneficial ownership of Common Stock by (i) each person known by the company to be the owner of more than 5% of the outstanding Common Stock, (ii) each director, (iii) our executive officers, and (iv) all directors and executive officers as a group. In general, “beneficial ownership” includes those shares a director or executive officer has the power to vote or the power to transfer, and stock options and other rights to acquire Common Stock that are exercisable currently or become exercisable within 60 days. Except as indicated otherwise, the persons named in the table below have sole voting and investment power with respect to all shares shown as beneficially owned by them. The calculation of the percentage owned is based on 100,055,935 shares of Common Stock outstanding.

Name and Address[1]	Amount and Nature of Beneficial Ownership	Percentage of Common Stock
Rushi Shah[2]	87,424,424	87%
All Officers and Directors as a Group	87,424,424	87%

(1) Unless otherwise indicated, the address of such individual is c/o the Company.

(2) Rushi Shah has voting control through his ownership of 87,424,424 shares of Common Stock and is the sole member of the Company’s Board of Directors.

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DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS

Only one Information Statement is being delivered to multiple security holders sharing an address unless the Company has received contrary instructions from one or more of its security holders. The Company undertakes to deliver promptly upon written or oral request a separate copy of the Information Statement to a security holder at a shared address to which a single copy of the documents was delivered and provide instructions as to how a security holder can notify the Company that the security holder wishes to receive a separate copy of the Information Statement.

Security holders sharing an address and receiving a single copy may request to receive a separate Information Statement at Mag Mile Capital, Inc., 1141 W. Randolph Street, Suite 200, Chicago, IL 60607. Security holders sharing an address can request delivery of a single copy of the Information Statement if they are receiving multiple copies may also request to receive a separate Information Statement at Mag Mile Capital, Inc., 1141 W. Randolph Street, Suite 200, Chicago, IL 60607, telephone: (312) 642-0100.

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires that our directors and executive officers, and persons who own more than ten percent (10%) of our outstanding Common Stock, file with the Securities and Exchange Commission (the “SEC”) initial reports of ownership and reports of changes in ownership of Common Stock. Such persons are required by the SEC to furnish us with copies of all such reports they file. Specific due dates for such reports have been established by the SEC and we are required to disclose any failure to file reports by such dates. We believe that during the fiscal year ended December31, 2024, all reports required to be filed pursuant to Section 16(a) were filed on a timely basis.

WHERE YOU CAN OBTAIN ADDITIONAL INFORMATION

We are required to file annual, quarterly and special reports, proxy statements and other information with the SEC. You may read and copy any document we file at the SEC’s public reference rooms at 100 F Street, N.E, Washington, D.C. 20549. You may also obtain copies of the documents at prescribed rates by writing to the Public Reference Section of the SEC at 100 F Street, N.E., Room 1580, Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for more information on the operation of the public reference rooms. Copies of our SEC filings are also available to the public from the SEC’s web site at www.sec.gov.

We will provide, upon request and without charge, to each shareholder receiving this Information Statement a copy of our filings with the SEC and other publicly available information. A copy of any public filing is also available, at no charge, by contacting Mag Mile Capital, Inc., 1141 W. Randolph Street, Suite 200, Chicago, IL 60607, telephone: (312) 642-0100

Date: May 27, 2025	Mag Mile Capital, Inc.

By Order of the Board of Directors

	By:	/s/ Rushi Shah
Rushi Shah
President and CEO

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Exhibit A

AGREEMENT AND PLAN OF MERGER

OF

MAG MILE CAPITAL, INC. (OKLAHOMA) AND MAG MILE CAPITAL, INC. (DELAWARE)

PLAN OF MERGER AND SHARE EXCHANGE AGREEMENT

BY AND BETWEEN

 MAG MILE CAPITAL, INC.,

A DELAWARE CORPORATION

 AND

 MAG MILE CAPITAL, INC.,

 AN OKLAHOMA CORPORATION

 Dated as of April 22, 2025

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TABLE OF CONTENTS

(continued)

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INDEX OF EXHIBITS

Exhibit	Description
Exhibit A	Form of Certificate of Merger (Delaware)
Exhibit B	Form of Certificate of Ownership and Merger (Oklahoma)
Schedules
Schedule A	Shareholders of Mag Mile Oklahoma
Schedule 2.1(b)	President of Mag Mile Oklahoma
Schedule 2.1(c)	Foreign Qualifications

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THIS PLAN OF MERGER AND SHARE EXCHANGE AGREEMENT (this “Agreement”) is made and entered into as of April 22, 2025, by and between Mag Mile Capital, Inc., a Delaware corporation (“Mag Mile Delaware”), and Mag Mile Capital, Inc., an Oklahoma corporation (“Mag Mile Oklahoma”).

RECITALS

A. The Board of Directors of Mag Mile Delaware and Mag Mile Oklahoma believe it is advisable and in the best interests of each company and their respective stockholders that Mag Mile Oklahoma change its domicile to Delaware by Mag Mile Delaware, a wholly-owned Subsidiary of Mag Mile Oklahoma, acquiring Mag Mile Oklahoma through the merger of Mag Mile Oklahoma into Mag Mile Delaware, upon the terms and conditions set forth herein, and, in furtherance thereof, have approved this Agreement and the transactions contemplated hereby.

B. This Agreement contemplates a merger (the “Merger”) in a transaction that is intended to qualify, for federal income tax purposes, as a tax free merger under Section 368(a)(1)(A) of the Code (as defined below), in which the shareholders of Mag Mile Oklahoma will receive capital stock of Mag Mile Delaware in exchange for their shares of Mag Mile Oklahoma.

C. Pursuant to the Merger, among other things, and subject to the terms and conditions of this Agreement, all of the issued and outstanding shares of Mag Mile Oklahoma shall be exchanged for shares of Mag Mile Delaware.

D. Mag Mile Oklahoma and Mag Mile Delaware each desire to make certain representations, warranties, covenants and other agreements in connection with the transactions contemplated hereby.

NOW, THEREFORE, in consideration of the mutual agreements, covenants and other premises set forth herein, the mutual benefits to be gained by the performance thereof, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and accepted, the parties hereby agree as follows:

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ARTICLE I

THE MERGER

1.1 The Merger.

Upon and subject to the terms and conditions of this Agreement, Mag Mile Oklahoma shall be merged into its wholly-owned Subsidiary, Mag Mile Delaware (the “Surviving Corporation” or “Mag Mile Delaware”) (such merger is referred to herein as the “Merger”) at the Effective Time. The “Effective Time” shall be the time at which the Certificate of Merger and Ownership (the “CMO”) of Mag Mile Oklahoma and the Certificate of Merger (“Certificate of Merger”) of Mag Mile Delaware, prepared and executed in accordance with the relevant provisions of the relevant provisions of the Oklahoma General Corporation Act (“Oklahoma Law”) with respect to Mag Mile Oklahoma and the Delaware General Corporation Law (“Delaware Law”) with respect to Mag Mile Delaware are filed with and accepted by the Secretary of State of the State of Oklahoma and the Secretary of State of the State of Delaware, respectively. The Merger shall have the effects specified in this Agreement, the Certificate of Merger, the CMO and the applicable provisions of Oklahoma Law and Delaware Law.

1.2 Effect of the Merger.

The effect of the Merger shall be as set forth in this Agreement and as provided in the applicable provisions of Delaware Law and Oklahoma Law. Without limiting the generality of the foregoing, and subject thereto, upon the filing of the Certificate of Merger with the Secretary of State of the State of Delaware and the CMO with the Secretary of State of the State of Oklahoma, except as otherwise agreed to pursuant to the terms of this Agreement, all of the property, rights, privileges, powers and franchises of Mag Mile Oklahoma shall vest in Mag Mile Delaware, the surviving corporation, and all debts, liabilities and duties of Mag Mile Oklahoma, shall become the debts, liabilities and duties of Mag Mile Delaware. In accordance with Oklahoma Law, no appraisal rights shall be available to any holder of shares of Mag Mile Oklahoma’s common stock or preferred stock in connection with the Merger.

1.3 Organizational Documents.

(a) Unless otherwise determined by Mag Mile Delaware prior to the Effective Time, the Certificate of Incorporation of Mag Mile Delaware shall remain as its Certificate of Incorporation after the Effective Time.

(b) Unless otherwise determined by Mag Mile Delaware prior to the Effective Time, the Bylaws of Mag Mile Delaware shall remain the Bylaws of Mag Mile Delaware after the Effective Time.

1.4 Directors and Officers.

(a) Directors of the Surviving Corporation. The director of Mag Mile Delaware immediately after the Effective Time shall be Rushi Shah, to hold the office of a director of Mag Mile Delaware in accordance with the provisions of Delaware Law until his successors is duly elected and qualified, or until his earlier resignation or removal.

(b) Officers of Mag Mile Delaware. The officers of Mag Mile Delaware immediately after the Effective Time shall be Rushi Shah, President and CEO and Secretary, to hold office until his successor is duly elected and qualified, or until his earlier resignation or removal in accordance with the provisions of the Bylaws of Mag Mile Delaware.

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1.5 Effect of the Merger on the Capital Stock of the Constituent Entities.

(a) Definitions. For all purposes of this Agreement, the following terms shall have the following respective meanings:

“Common Stock” shall mean shares of the common stock, par value $.0001 per share, of Mag Mile Delaware.

“Business Day” shall mean each day that is not a Saturday, Sunday or other day on which Mag Mile Delaware is closed for business or banking institutions located in Washington, D.C. are authorized or obligated by law or executive order to close.

“Closing Date” shall mean when all pre-conditions of the Merger under Article IV of this Agreement have been met.

“Common Stock” shall mean shares of the common stock, par value $.0001 per share, of Mag Mile Delaware.

“Court” shall mean any court or arbitration tribunal of the United States, any domestic state, or any foreign

“Knowledge” or “Known” shall mean, with respect to Mag Mile Oklahoma, the actual knowledge of Rushi Shah.

“Law” shall mean any law (statutory, common or otherwise), constitution, treaty, convention, ordinance, equitable principle, code, rule, regulation, executive order, or other similar authority enacted, adopted, promulgated, or applied by any Governmental Entity, each as amended and now in effect.

“Material Adverse Effect” when used in connection with an entity means any change, event, circumstance or effect whether or not such change, event, circumstance or effect is caused by or arises in connection with a breach of a representation, warranty, covenant or agreement of such entity in this Agreement that is or is reasonably likely to be materially adverse to the business, assets (including intangible assets), capitalization, financial condition, operations or results of operations, employees, or prospects of such entity taken as a whole with its subsidiaries, except to the extent that any such change, event, circumstance or effect results from (i) changes in general economic conditions, (ii) changes affecting the industry generally in which such entity operates (provided that such changes do not affect such entity in a substantially disproportionate manner), or (iii) changes in the trading prices for such entity’s capital stock.

“Merger Consideration” shall mean the issuance of one (1) share of the Common Stock and one (1) share of Preferred Stock of Mag Mile Delaware for each one (1) share of Mag Mile Oklahoma common stock and one (1) share of Mag Mile Oklahoma preferred stock, respectively, held by each shareholder of Mag Mile Oklahoma.

“Merger Shares” shall mean the shares of Mag Mile Delaware Common Stock and Mag Mile Delaware Preferred Stock.

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“Order” shall mean any order, ruling, decision, verdict, decree, writ, subpoena, mandate, precept, command, directive, approval, award, judgment, injunction, or other similar determination or finding issued, granted or made by any Governmental Entity or Court.

“Person” shall mean an individual or entity, including a partnership, a limited liability company, a corporation, an association, a joint stock company, a trust, a joint venture, an unincorporated organization, or a Governmental Entity (or any department, agency, or political subdivision thereof).

“Preferred Stock” shall mean shares of the preferred stock, par value $.0001 per share, of Mag Mile Delaware.

“Related Agreements” shall mean the Certificate of Merger, the CMO and all other agreements and certificates entered into by Mag Mile Delaware or Mag Mile Oklahoma in connection with the transactions contemplated herein.

“SEC” shall mean the United States Securities and Exchange Commission.

“Securities Act” shall mean the Securities Act of 1933, as amended.

“Security Interest” shall mean any mortgage, pledge, security interest, encumbrance, charge, or other lien (whether arising by contract or by operation of law), other than (i) mechanic’s, materialmen’s, and similar liens, (ii) liens arising under worker’s compensation, unemployment insurance, social security, retirement, and similar legislation, (iii) liens on goods in transit incurred pursuant to documentary letters of credit, in each case arising in the ordinary course of business of Mag Mile Oklahoma and not material to Mag Mile Oklahoma, and (iv) liens for current Taxes that are being contested in good faith.

“Subsidiary” shall mean a company controlled by a parent company through ownership of greater than 50% of its voting stock.

(b) Effect on Capital Stock. At the Effective Time, by virtue of the Merger and without any action on the part of Mag Mile Oklahoma, upon the terms and subject to the conditions set forth in this Section 1.6 and throughout this Agreement, the shares of Mag Mile Oklahoma common stock and preferred stock will be exchanged for the Merger Consideration as set forth below:

(i) each outstanding share of Mag Mile Oklahoma common stock and preferred stock will be converted automatically into the right to receive the Merger Consideration; and

(ii) for purposes of calculating the number of shares of Mag Mile Delaware Common Stock issuable to each Mag Mile Oklahoma stockholder pursuant to this Section 1.6(b), all shares of Mag Mile Oklahoma common stock held by each stockholder of Mag Mile Oklahoma shall be aggregated on a certificate-by-certificate basis. The aggregate number of shares of Mag Mile Delaware Common Stock and Preferred Stock issuable to each stockholder of Mag Mile Oklahoma for each share certificate shall be rounded down to the nearest whole number of shares of Mag Mile Delaware Common Stock and Preferred Stock, provided, however, that the maximum number of shares of Mag Mile Delaware Common Stock and Mag Mile Capital Preferred Stock shall be issuable to stockholders of Mag Mile Oklahoma.

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(c) Necessary Actions. Prior to the Effective Time, and subject to the review and approval of Mag Mile Delaware, Mag Mile Oklahoma shall take all actions necessary to effect the transactions anticipated by this Section 1.5 under all agreements related to Mag Mile Oklahoma and any other plan or arrangement of Mag Mile Oklahoma (whether written or oral, formal or informal), including delivering all required notices or obtaining any required consents.

(d) Adjustments to Mag Mile Delaware Common Stock and Preferred Stock. If, after the date of this Agreement and prior to the Effective Time, the outstanding shares of Mag Mile Delaware Common Stock and Preferred Stock shall have been changed into or exchanged for a different number of shares or kind of shares and/or other securities of Mag Mile Delaware or another corporation or entity by reason of any reclassification, split-up, stock dividend or stock combination or any arrangement, amalgamation or similar statutory procedure (an “Adjustment Event”), then the number of shares of Mag Mile Delaware Common Stock and Preferred Stock to be delivered as consideration hereunder shall be appropriately adjusted so that each stockholder of Mag Mile Oklahoma shall be entitled to receive at the Effective Time, in lieu of the number of shares of Mag Mile Delaware Common Stock and Preferred Stock provided for in this Section 1.6, such number and kind of shares and/or other securities as such holder would have received if the record date and payment date for such Adjustment Event had been immediately after the Effective Time.

(e) Withholding Taxes. Mag Mile Oklahoma, and on its behalf Mag Mile Delaware, shall be entitled to deduct and withhold from any consideration payable or otherwise deliverable pursuant to this Agreement to any Person such amounts as may be required to be deducted or withheld therefrom under any provision of federal, state, local or foreign tax law or under any applicable legal requirement. The number of shares of Merger Consideration to be used to satisfy the amount required to be so deducted or withheld, if any, shall be determined by dividing such amount by fair market value of Mag Mile Delaware Common Stock and Preferred Stock at the Effective Time, rounded to the nearest whole share (with 0.5 of a share rounded up). To the extent such amounts are so deducted or withheld, such amounts shall be treated for all purposes under this Agreement as having been paid to the Person to whom such amounts would otherwise have been paid.

1.6 Surrender of Certificates.

(a) Exchange Agent. Transfer Online, Inc. shall serve as the Exchange Agent for the Merger.

(b) Exchange Procedures. As soon as practicable, but in no event more than three (3) Business Days, following the Closing Date, Mag Mile Delaware shall notify the Exchange Agent regarding the documents and procedures to effect the exchange (the “Exchange Documents”) and surrender the certificates representing their shares of Mag Mile Oklahoma common stock and preferred stock (the “Mag Mile Oklahoma Stock Certificates”) to the Exchange Agent together with duly completed and validly executed Exchange Documents. Upon surrender of a Mag Mile Oklahoma Stock Certificate for cancellation to the Exchange Agent together with the Exchange Documents, duly completed and validly executed in accordance with the instructions thereto, the holder of such Mag Mile Oklahoma Stock Certificate shall be entitled to receive from the Exchange Agent in exchange therefor, a certificate representing the number of whole shares of Mag Mile Delaware Common Stock and Preferred Stock to which such holder is entitled pursuant to Section 1.6 hereof, and the Mag Mile Oklahoma Stock Certificate so surrendered shall be cancelled. Until so surrendered, each Mag Mile Oklahoma Stock Certificate outstanding after the Effective Time will be deemed, for all corporate purposes thereafter, to evidence only the right to receive the number of full shares of Mag Mile Delaware Common Stock or Preferred Stock into which such Mag Mile Oklahoma Stock Certificates shall have been so converted. No portion of the Merger Consideration will be paid to the holder of any unsurrendered Mag Mile Oklahoma Stock Certificate with respect to Mag Mile Oklahoma stockholders formerly represented thereby until the holder of record of such Mag Mile Oklahoma Stock Certificate shall surrender such Mag Mile Oklahoma Stock Certificate and the Exchange Documents pursuant hereto.

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(c) Distributions With Respect to Unexchanged Mag Mile Oklahoma Stock Certificates. No dividends or other distributions declared or made after the Effective Time with respect to Mag Mile Delaware Common Stock and Preferred Stock with a record date after the Effective Time will be paid to the holder of any unsurrendered Mag Mile Oklahoma Stock Certificate with respect to the shares of Mag Mile Delaware Common Stock and Preferred Stock represented thereby until the holder of record of such Mag Mile Oklahoma Stock Certificate shall surrender such stock certificate. Subject to applicable law, following surrender of any such Mag Mile Oklahoma Stock Certificate, there shall be paid to the record holder of the certificates representing whole shares of Mag Mile Delaware Common Stock and Preferred Stock issued in exchange therefor, without interest, at the time of such surrender, the amount of dividends or other distributions with a record date after the Effective Time theretofore paid with respect to such whole shares of Mag Mile Delaware Common Stock and Preferred Stock.

(d) Transfers of Ownership. If any certificate for shares of Mag Mile Delaware Common Stock and Preferred Stock is to be issued in a name other than that in which Mag Mile Oklahoma Stock Certificate surrendered in exchange therefor is registered it will be a condition of the issuance€€ or delivery thereof that the certificate so surrendered will be properly endorsed and otherwise in proper form for transfer and that the person requesting such exchange will have paid to Mag Mile Delaware or any agent designated by it any transfer or other taxes required by reason of the issuance of a certificate for shares of Mag Mile Delaware Common Stock or Preferred Stock in any name other than that of the registered holder of the certificate surrendered, or established to the satisfaction of Mag Mile Delaware or any agent designated by it that such tax has been paid or is not payable.

(e) No Liability. Notwithstanding anything to the contrary in this Section 1.7, neither Mag Mile Delaware nor Mag Mile Oklahoma shall be liable to a holder of the Mag Mile Oklahoma Stock Certificate for any amount paid to a public official pursuant to any applicable abandoned property, escheat or similar law.

1.7 No Further Ownership Rights in Mag Mile Oklahoma Stock Certificates.

The shares of Mag Mile Delaware Common Stock and Preferred Stock issued in respect of the surrender for exchange of Mag Mile Oklahoma Stock Certificates in accordance with the terms hereof shall be deemed to be full satisfaction of all rights pertaining to such Mag Mile Oklahoma Stock Certificates, and there shall be no further registration of transfers on the records of Mag Mile Delaware of Mag Mile Oklahoma Stock Certificates which were outstanding immediately prior to the Effective Time. If, after the Effective Time, Mag Mile Oklahoma Stock Certificates are presented to Mag Mile Delaware for any reason, they shall be cancelled and exchanged as provided in this Article I.

1.8 Lost, Stolen or Destroyed Certificates.

In the event any Mag Mile Oklahoma Stock Certificates shall have been lost, stolen or destroyed, Mag Mile Delaware shall issue in exchange for such lost, stolen or destroyed certificates, upon the making of an affidavit of that fact by the holder thereof, such amount, if any, as may be required pursuant to Section 1.6 hereof; provided, however, that Mag Mile Delaware may, in its discretion and as a condition precedent to the issuance thereof, require the stockholder who is the owner of such lost, stolen or destroyed certificates to either (i) deliver a bond in such amount as it may direct or (ii) provide an indemnification agreement in form and substance acceptable to Mag Mile Delaware, against any claim that may be made against Mag Mile Delaware with respect to the certificates alleged to have been lost, stolen or destroyed.

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1.9 Tax Consequences.

Mag Mile Delaware and Mag Mile Oklahoma (i) intend that the Merger shall constitute a reorganization within the meaning of Section 368(a)(1)(A) of the Code, (ii) shall report the Merger (if such Person has tax reporting obligations in respect thereof) as a reverse triangular merger of Mag Mile Oklahoma with and into Mag Mile Delaware qualifying as a reorganization within the meaning of Section 368(a)(1)(A) of the Code for federal income tax purposes, and (iii) by executing this Agreement, adopt a plan of tax-free reorganization within the meaning of Treasury Regulations Sections 1.368 2(g) and 1.368 3. However, no party hereto makes any representations or warranties regarding the tax treatment of the Merger, or any of the tax consequences relating to the Merger, this Agreement, or any of the other transactions or agreements contemplated hereby. Each party hereto acknowledges that it is relying solely on its own tax advisors in connection with the Merger, this Agreement and the other transactions and agreements contemplated hereby.

1.10 Taking of Necessary Action; Further Action

If at any time after the Effective Time, any further action is necessary or desirable to carry out the purposes of this Agreement and to vest Mag Mile Delaware with full right, title and possession to all assets, property, rights, privileges, powers and franchises of Mag Mile Oklahoma, Mag Mile Delaware and Mag Mile Oklahoma and the officers and directors of Mag Mile Delaware and Mag Mile Oklahoma are fully authorized in the name of their respective corporations or otherwise to take, and will take, all such lawful and necessary action.

ARTICLE II

REPRESENTATIONS AND WARRANTIES OF MAG MILE OKLAHOMA

Subject to such exceptions as are specifically disclosed in the disclosure schedule dated as of the date hereof (each of which disclosures, in order to be effective, shall clearly reference the appropriate section of this Article II to which it relates and each of which disclosures shall be deemed to be incorporated by reference into the representations and warranties made in this Article II; provided, however, that any information disclosed under any section of the disclosure schedule shall be deemed disclosed and incorporated into any other section of the disclosure schedule where it should be reasonably apparent to Mag Mile Delaware to assume that such disclosure, without reference to extrinsic documentation, is relevant to such other section) delivered by Mag Mile Oklahoma to Mag Mile Delaware concurrently with the execution of this Agreement (the “Mag Mile Oklahoma Disclosure Schedule”) Mag Mile Oklahoma hereby represents and warrants to Mag Mile Delaware on the date hereof and as of the Effective Time, as follows:

2.1 Organization, Qualification and Corporate Power.

Mag Mile Oklahoma is duly organized, validly existing and in good standing under the laws of the State of Oklahoma. Mag Mile Oklahoma is duly qualified to conduct business and is in corporate good standing under the laws of each jurisdiction in which the nature of its businesses or the ownership or leasing of its properties requires such qualification, except where the failure to be so qualified or in good standing would not have a Material Adverse Effect on Mag Mile Oklahoma. Mag Mile Oklahoma has the power and authority to carry on the businesses in which it is engaged and to own and use the properties owned and used by it. Mag Mile Oklahoma has furnished or made available to Mag Mile Oklahoma true and complete copies of its Certificate of Incorporation and Bylaws, each as amended and as in effect on the date hereof (hereinafter the “Mag Mile Oklahoma Charter” and “Bylaws”, respectively). Mag Mile Oklahoma is not in default under or in violation of any provision of Mag Mile Oklahoma Charter or Bylaws.

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2.2 Capitalization.

Schedule A is incorporated into Mag Mile Oklahoma Disclosure Schedule and sets forth a complete and accurate list of all shareholders of Mag Mile Oklahoma, indicating Mag Mile Oklahoma shares of common stock held by each stockholder and their respective addresses. All shares of Mag Mile Oklahoma common stock have been duly authorized and validly issued and are fully paid and nonassessable. All of Mag Mile Oklahoma shares of common stock and other outstanding securities of Mag Mile Oklahoma have been duly and validly issued in compliance with federal and state securities laws. There are no outstanding or authorized subscriptions, options, warrants, plans or, except for this Agreement and as contemplated by this Agreement, other agreements or rights of any kind to purchase or otherwise receive or be issued, or securities or obligations of any kind convertible into, any shares of Mag Mile Oklahoma common stock, and there are no distributions or dividends which have accrued or been declared but are unpaid on Mag Mile Oklahoma shares of common stock. All of the issued and outstanding shares of Mag Mile Oklahoma common stock are free and clear of any liens, pledges, encumbrances, charges, agreements adversely effecting title to such shares or claims (other than those created by virtue of this Agreement or by Mag Mile Oklahoma), and the certificates evidencing the ownership of such shares of common stock are in proper form for the enforcement of the rights and limitations of rights pertaining to said shares of common stock which are set forth in the Bylaws.

2.3 Authorization of Transaction.

Subject to any statutory approvals to consummate the Merger and execute this Agreement, Mag Mile Oklahoma has the power and authority to execute and deliver this Agreement and to perform its obligations hereunder. The execution and delivery of this Agreement and the consummation by Mag Mile Oklahoma of the transactions contemplated hereby have been duly and validly authorized by all necessary company action on the part of Mag Mile Oklahoma. This Agreement has been duly and validly executed and delivered by Mag Mile Oklahoma and, assuming the due authorization, execution and delivery by Mag Mile Oklahoma, constitutes a valid and binding obligation of Mag Mile Oklahoma, enforceable against Mag Mile Oklahoma in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws affecting the enforcement of creditors’ rights generally, and except that the availability of equitable remedies, including specific performance, is subject to the discretion of the court before which any proceeding therefor may be brought.

2.4 Noncontravention.

Subject to compliance with the applicable requirements of the Securities Act and any applicable state securities laws and the filing of the CMO as required by Oklahoma Law, neither the execution and delivery of this Agreement by Mag Mile Oklahoma, nor the consummation by Mag Mile Oklahoma of the transactions contemplated hereby, will: (a) conflict with or violate any provision of Mag Mile Oklahoma Charter or the Bylaws; (b) require on the part of Mag Mile Oklahoma any filing with, or any permit, authorization, consent or approval of, any Governmental Entity, other than (i) those required solely by reason of Mag Mile Oklahoma’s participation in the transactions contemplated hereby, (ii) those required to be made by Mag Mile Oklahoma, and (iii) any filing, permit, authorization, consent or approval which if not made or obtained would not have a Material Adverse Effect on Mag Mile Oklahoma; (c) conflict with, result in a breach of, constitute (with or without due notice or lapse of time or both) a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify or cancel, or require any notice, consent or waiver under, any contract listed in Section 2.4 of Mag Mile Oklahoma Disclosure Schedule, except for any conflict, breach, default, acceleration, right to accelerate, termination, modification, cancellation, notice, consent or waiver that would not reasonably be expected to have a Material Adverse Effect on Mag Mile Oklahoma; (d) result in the imposition of any Security Interest upon any assets of Mag Mile Oklahoma; or (e) violate any order, writ, injunction, decree, statute, rule or regulation applicable to Mag Mile Oklahoma, any of its properties or assets, other than such conflicts, violations, defaults, breaches, cancellations or accelerations referred to in clauses (a) through (e) (inclusive) hereof which would not have a Material Adverse Effect on Mag Mile Oklahoma.

2.5 Intellectual Property.

Section 2.5 of Mag Mile Oklahoma Disclosure Schedule is a true and complete list of (i) all Intellectual Property presently owned or held by Mag Mile Oklahoma and (ii) any license agreements under which Mag Mile Oklahoma has access to any confidential information used by Mag Mile Oklahoma in its business (such licenses and agreements, collectively, the “Intellectual Property Rights”) necessary for the conduct of Mag Mile Oklahoma’s business as conducted and as currently proposed to be conducted by Mag Mile Oklahoma. Mag Mile Oklahoma owns, or has the right to use, free and clear of all Security Interests, all of the Intellectual Property and the Intellectual Property Rights. There are no outstanding options, licenses or agreements of any kind relating to the Intellectual Property and the Intellectual Property Rights, nor is Mag Mile Oklahoma bound by or a party to any options, licenses or agreements of any kind with respect to any of the Intellectual Property, the Intellectual Property Rights and the patents, trademarks, service marks, trade names, copyrights, trade secrets, licenses, information and other proprietary rights and processes of any other person or entity other than such licenses or agreements arising from the purchase of “off the shelf” or standard products. Mag Mile Oklahoma has not received any communications alleging that Mag Mile Oklahoma has violated or, by conducting its business as conducted and as currently proposed to be conducted by Mag Mile Oklahoma, violates any Third Party Intellectual Property Rights and to Mag Mile Oklahoma’s knowledge, the business as conducted and as currently proposed to be conducted by Mag Mile Oklahoma will not cause Mag Mile Oklahoma to infringe or violate any Third Party Intellectual Property Rights. There is no defect in the title to any of the Intellectual Property or, to the extent that Mag Mile Oklahoma has title to Intellectual Property Rights to any Intellectual Property Rights. To Mag Mile Oklahoma’s knowledge, no officer, employee or director is obligated under any contract (including any license, covenant or commitment of any nature) or other agreement, or subject to any judgment, decree or order of any court or administrative agency, that would conflict or interfere with the performance of such person’s duties as an officer, employee or director of Mag Mile Oklahoma, the use of such person’s best efforts to promote the interests of Mag Mile Oklahoma or Mag Mile Oklahoma’s business as conducted or as currently proposed to be conducted by Mag Mile Oklahoma. No prior employer of any current or former employee of Mag Mile Oklahoma has any right, title or interest in the Intellectual Property and to Mag Mile Oklahoma’s knowledge, no person or entity has any right, title or interest in any Intellectual Property. It is not and will not be with respect to the business as currently proposed to be conducted necessary for Mag Mile Oklahoma to use any inventions of any of its employees made prior to their employment by Mag Mile Oklahoma.

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2.6 Litigation.

(a) There are no: (i) unsatisfied judgments, orders, decrees, stipulations or injunctions; or (ii) claims, complaints, actions, suits, proceedings or hearings or, to Mag Mile Oklahoma’s knowledge, investigations in or before any Governmental Entity or any arbitrator or to Mag Mile Oklahoma’s knowledge expected to be before any Governmental Entity or any arbitrator; to which Mag Mile Oklahoma, any officer, director, employee or agent of Mag Mile Oklahoma (in such person’s capacity as an officer, director, employee or agent of Mag Mile Oklahoma and not personally) is or was (for the two years prior to and including the date hereof) a party or, to the knowledge of Mag Mile Oklahoma, is threatened to be made a party.

(b) There are no material agreements or other documents or instruments settling any claim, complaint, action, suit or other proceeding against Mag Mile Oklahoma.

2.7 Access to Information.

Until the Closing, Mag Mile Oklahoma will allow Mag Mile Oklahoma and its agents reasonable access to the files, books, records and offices of Mag Mile Oklahoma, including, without limitation, any and all information relating to Mag Mile Oklahoma’s taxes, commitments, contracts, leases, licenses, and real, personal and intangible property and financial condition. Mag Mile Oklahoma will cause its accountants to cooperate with Mag Mile Oklahoma and its agents in making available all financial information reasonably requested, including without limitation the right to examine all working papers pertaining to all financial statements prepared or audited by such accountants.

2.8 Disclosure.

No representation or warranty by Mag Mile Oklahoma contained in this Agreement, including any statement contained in Mag Mile Oklahoma Disclosure Schedule or any closing document contains any untrue statement of a material fact or omits to state any material fact necessary, in light of the circumstances under which it was made, in order to make the statements herein not misleading.

ARTICLE III

REPRESENTATIONS AND WARRANTIES OF MAG MILE DELAWARE

Mag Mile Delaware represents and warrants to Mag Mile Oklahoma that, as of the date hereof, the statements contained in this Article III are true and correct, except as set forth in the schedule provided by Mag Mile Delaware and attached hereto (the “Mag Mile Delaware Disclosure Schedule”):

3.1 Organization.

Mag Mile Delaware is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. Mag Mile Delaware is duly qualified to conduct business and is in corporate good standing under the laws of each jurisdiction in which the nature of its businesses or the ownership or leasing of its properties requires such qualification, except where the failure to be so qualified or in good standing would not have a Material Adverse Effect on Mag Mile Delaware. Mag Mile Delaware has the corporate power and authority to carry on the business in which it is engaged and to own and use the properties owned and used by it. Mag Mile Delaware has furnished or made available to Mag Mile Delaware true and complete copies of its Certificate of Incorporation and Bylaws, each as amended and as in effect on the date hereof. Mag Mile Delaware is not in default under or in violation of any provision of its Certificate of Incorporation, or Bylaws, as amended.

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3.2 Capitalization.

The authorized capital stock of Mag Mile Delaware consists of 500,000,000 shares of capital stock, of which 480,000,000 shares are Common Stock, and of which 100,055,935 are issued and outstanding at or immediately prior to Closing, and 20,000,000 shares are Preferred Stock, of which 1,000,000 shares are designated Series A Preferred, none of which are issued and outstanding at or immediately prior to Closing. All of the issued and outstanding shares of Common Stock and Preferred Stock are duly authorized, validly issued, fully paid, nonassessable and free of all preemptive rights. All of the outstanding shares of Common Stock, Preferred Stock and other securities of Mag Mile Delaware have been duly and validly issued in compliance with federal and state securities laws. There are no outstanding or authorized subscriptions, options, warrants, plans or, except for this Agreement and as contemplated by this Agreement, other agreements or rights of any kind to purchase or otherwise receive or be issued, or securities or obligations of any kind convertible into, any shares of capital stock or other securities of Mag Mile Delaware, and there are no dividends which have accrued or been declared but are unpaid on the capital stock of Mag Mile Delaware.

3.3 Authorization of Transaction.

Mag Mile Delaware has the corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder. The execution and delivery of this Agreement and the performance of this Agreement and the consummation of the transactions contemplated hereby by Mag Mile Delaware (including the Merger) have been duly and validly authorized by all necessary corporate action on the part of Mag Mile Delaware. This Agreement has been duly and validly executed and delivered by Mag Mile Delaware and, assuming the due authorization, execution and delivery by Mag Mile Delaware, constitutes a valid and binding obligation of Mag Mile Delaware, enforceable against them in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency or other similar laws affecting the enforcement of creditors’ rights generally, and except that the availability of equitable remedies, including specific performance, is subject to the discretion of the court before which any proceeding therefor may be brought.

3.4 Noncontravention.

Subject to compliance with the applicable requirements of the Securities Act and any applicable state securities laws, the Exchange Act and the filing of the Certificate of Merger as required by Delaware Law, neither the execution and delivery of this Agreement, nor the consummation by Mag Mile Delaware of the transactions contemplated hereby or thereby, will: (a) conflict with or violate any provision of the Certificate of Incorporation or Bylaws of Mag Mile Delaware; (b) require on the part of Mag Mile Delaware any filing with, or any permit, authorization, consent or approval of, any Governmental Entity, other than those (i) required solely by reason of Mag Mile Delaware’s participation in the transactions contemplated hereby or (ii) to be made by Mag Mile Oklahoma or (iii) any filing, permit, authorization, consent or approval which, if not made or obtained, would not have a Material Adverse Effect on Mag Mile Delaware; (c) conflict with, result in breach of, constitute (with or without due notice or lapse of time or both) a default under, result in the acceleration of, create in any party any right to accelerate, terminate, modify or cancel, or require any notice, consent or waiver under, any contract, lease, sublease, license, sublicense, franchise, permit, indenture, agreement or mortgage for borrowed money, instrument of indebtedness, Security Interest or other arrangement to which Mag Mile Delaware is a party or by which either is bound or to which any of their assets are subject, except for any conflict, breach, default, acceleration, right to accelerate, termination, modification, cancellation, notice, consent or waiver that would not reasonably be expected to have a Material Adverse Effect on Mag Mile Delaware; (d) result in the imposition of any Security Interest upon any assets of Mag Mile Delaware; or (e) violate any order, writ, injunction, decree, statute, rule or regulation applicable to Mag Mile Delaware or any of their properties or assets, except for any violation that would not have a Material Adverse Effect on Mag Mile Delaware.

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3.5 Undisclosed Liabilities.

Mag Mile Delaware has no liability (whether known or unknown, whether absolute or contingent, whether liquidated or unliquidated and whether due or to become due), except for (a) liabilities in the ordinary course of business, (b) contractual or statutory liabilities incurred in the ordinary course of business, the aggregate of which shall not exceed $25,000 and (c) liabilities which would not have a Material Adverse Effect on Mag Mile Delaware.

3.6 Litigation.

There are no suits, arbitrations, actions, claims, complaints, grievances, or to Mag Mile Delaware’s knowledge, investigations or proceedings pending or, to Mag Mile Delaware’s knowledge, threatened against Mag Mile Delaware or its Subsidiaries that, if resolved against Mag Mile Delaware or its Subsidiaries could be reasonably expected to have a Material Adverse Effect on Mag Mile Delaware, or Mag Mile Delaware’s ability to consummate the transactions contemplated by this Agreement.

3.7 Legal Compliance; Restrictions on Business Activities.

Mag Mile Delaware and the conduct and operation of its business are in material compliance with each law (including rules, regulations and requirements thereunder) of any federal, state, local or foreign government or any Governmental Entity which (a) affects or relates to this Agreement or the transactions contemplated hereby or (b) is applicable to Mag Mile Delaware or its businesses, except, in each case, where such non-compliance would not reasonably be expected to have a Material Adverse Effect on Mag Mile Delaware. There is no agreement, judgment, injunction, order or decree binding upon Mag Mile Delaware which has or would reasonably be expected to have the effect of prohibiting or materially impairing any current or future business practice of Mag Mile Delaware, as currently contemplated by Mag Mile Delaware, and any acquisition of property of Mag Mile Delaware or the conduct of business by Mag Mile Delaware as currently conducted or proposed to be conducted.

3.8 Merger Shares.

The Merger Shares have been duly authorized and, when issued as a result of the Merger and pursuant to the terms hereof, will be validly issued, fully paid and non-assessable, and not subject to any liens, pledges, charges, encumbrances, restrictions of any kind, preemptive rights or any other rights or interests of third parties or any other encumbrances, except for applicable securities law restrictions on transfer and under applicable “blue sky” state securities laws.

3.9 Disclosure.

No representation or warranty by Mag Mile Delaware contained in this Agreement, including any statement contained in Mag Mile Delaware Disclosure Letter, or any closing document contains any untrue statement of a material fact or omits to state any material fact necessary, in light of the circumstances under which it was made, in order to make the statements herein not misleading.

3.10 Access to Information.

Until the Closing, Mag Mile Delaware will allow Mag Mile Delaware and its agents reasonable access to the files, books, records and offices of Mag Mile Delaware, including, without limitation, any and all information relating to Mag Mile Delaware’s taxes, commitments, contracts, leases, licenses, and real, personal and intangible property and financial condition. Mag Mile Delaware will cause its accountants to cooperate with Mag Mile Delaware and its agents in making available all financial information reasonably requested, including without limitation the right to examine all working papers pertaining to all financial statements prepared or audited by such accountants.

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3.11 Disclosure.

No representation or warranty by Mag Mile Delaware contained in this Agreement, including any statement contained in Mag Mile Delaware Disclosure Schedule or any closing document contains any untrue statement of a material fact or omits to state any material fact necessary, in light of the circumstances under which it was made, in order to make the statements herein not misleading.

ARTICLE IV

CONDITIONS TO THE MERGER

4.1 Conditions to Each Party’s Obligations.

The respective obligations of each party to consummate the Merger and the other transactions contemplated hereby are subject to the satisfaction of the following conditions unless any such condition is waived, in writing, by the other party:

(a) this Agreement and the Merger shall have received the necessary approvals under Oklahoma Law and Delaware Law and the change of domicile shall have been submitted to FINRA for processing this proposed corporate action;

(b) Mag Mile Delaware and Mag Mile Oklahoma shall be satisfied that the issuances of Mag Mile Delaware Common Stock and Preferred Stock in the transaction shall be in accordance with federal and state securities laws;

(c) no temporary restraining order, preliminary or permanent injunction or other order issued by any court of competent jurisdiction or other legal or regulatory restraint or prohibition preventing the consummation of the Merger shall have been issued, nor shall any proceeding brought by any Governmental Entity, seeking any of the foregoing be pending; nor shall there be any action taken, or any statute, rule, regulation or order enacted, entered, enforced or deemed applicable to the Merger which makes the consummation of the Merger illegal; and

(d) no proceeding in which Mag Mile Oklahoma or Mag Mile Delaware shall be a debtor, defendant or party seeking an order for its own relief or reorganization shall have been brought or be pending by or against Mag Mile Oklahoma or Mag Mile Delaware under any United States or state bankruptcy or insolvency law.

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4.2 Conditions to Obligations of Mag Mile Delaware.

The obligation of Mag Mile Delaware to consummate the Merger is subject to the satisfaction of the following additional conditions, unless any such condition is waived, in writing, by Mag Mile Delaware:

(a) this Agreement and the Merger shall have been approved and adopted in accordance with Oklahoma Law;

(b) Mag Mile Oklahoma shall have obtained all of the waivers, permits, consents, assignments, approvals or other authorizations, and effected all of the registrations, filings and notices, referred to in Mag Mile Oklahoma Disclosure Letter, except for any which if not obtained or effected would not have a Material Adverse Effect on Mag Mile Oklahoma or on the ability of the Parties to consummate the transactions contemplated by this Agreement;

(c) the representations and warranties of Mag Mile Oklahoma set forth in Article II shall be true and correct as of the Closing Date, except for representations and warranties made as of a specified date, which shall be true and correct as of such date;

(d) Mag Mile Oklahoma shall have performed or complied with, in all material respects, its agreements and covenants required to be performed or complied with under this Agreement as of or prior to the Effective Time;

(e) Mag Mile Oklahoma shall have delivered all documents required to be delivered to Mag Mile Delaware on or before the Closing Date; and

(h) in connection with the consummation of the transactions contemplated hereby, and all certificates, opinions, instruments and other documents required to effect the transactions contemplated hereby shall be reasonably satisfactory in form and substance to Mag Mile Delaware.

4.3 Conditions to Obligations of Mag Mile Oklahoma.

The obligation of Mag Mile Oklahoma to consummate the Merger is subject to the satisfaction of the following additional conditions, unless any such condition is waived, in writing, by Mag Mile Oklahoma:

(a) Mag Mile Delaware shall have obtained all of the necessary waivers, permits, consents, approvals or other authorizations, and effected all of the filings and notices prior to the consummation of the Merger, except for any which if not obtained or effected would not have a Material Adverse Effect on Mag Mile Delaware or on the ability of the parties to consummate the transactions contemplated by this Agreement;

(b) Mag Mile Delaware shall have performed or complied with in all material respects its agreements and covenants required to be performed or complied with under this Agreement as of or prior to the Effective Time;

(c) the representations and warranties of Mag Mile Delaware set forth in Article III shall be true and correct as of the Closing Date, except for representations and warranties made as of a specified date, which shall be true and correct as of such date;

(d) Mag Mile Delaware shall have delivered all documents required to be delivered to Mag Mile Oklahoma on or before the Closing Date; and

(e) all certificates, opinions, instruments and other documents required to effect the transactions contemplated hereby shall be reasonably satisfactory in form and substance to Mag Mile Oklahoma.

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4.4 Certain Waivers.

The parties acknowledge and agree that if a party has actual knowledge of any breach by any other party of any representation, warranty, agreement or covenant contained in this Agreement, and such party proceeds with the Closing, such party shall be deemed to have irrevocably waived such breach for that particular breach only and such party and its successors and assigns shall not be entitled to assert any right or to seek any remedy for any damages arising from any matters relating to such breach, notwithstanding anything to the contrary contained herein or in any certificate delivered pursuant hereto.

ARTICLE V

TERMINATION, AMENDMENT AND WAIVER

5.1 Termination

Subject to Section 5.2 hereof, this Agreement may be terminated and the Merger abandoned at any time prior to the Closing by mutual agreement of Mag Mile Oklahoma and Mag Mile Delaware.

5.2 Effect of Termination

In the event of termination of this Agreement as provided in Section 5.1 hereof, this Agreement shall forthwith become void and there shall be no liability or obligation on the part of Mag Mile Delaware, Mag Mile Oklahoma, or their respective officers, directors or shareholders, if applicable.

5.3 Amendment

This Agreement may be amended by the parties hereto at any time by execution of an instrument in writing signed on behalf of the party against whom enforcement is sought.

5.4 Extension; Waiver

At any time prior to the Closing, Mag Mile Delaware, on the one hand, and Mag Mile Oklahoma, on the other hand, may, to the extent legally allowed, (i) extend the time for the performance of any of the obligations of the other party hereto, (ii) waive compliance with any of the covenants, agreements or conditions for the benefit of such party contained herein. Any agreement on the part of a party hereto to any such extension or waiver shall be valid only if set forth in an instrument in writing signed on behalf of such party.

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ARTICLE VI

GENERAL PROVISIONS

6.1 Notices

All notices and other communications hereunder shall be in writing and shall be deemed given if delivered personally or by commercial messenger or courier service or by electronic mail with proof of receipt, or mailed by registered or certified mail (return receipt requested) to the parties at the following addresses; provided, however, that notices sent by mail will not be deemed given until received:

if to Mag Mile Delaware to:

Mag Mile Capital, Inc.
1141 W. Randolph St.
Suite 200
Chicago, IL. 60607
Attn: Rushi Shah, President and CEO
email: rshah@magmilecapital.com

with a copy to:

CM Law PLLC
1701 Pennsylvania Avenue, N.W.
Suite 200
Washington, D.C. 20006
Attn: Ernest M. Stern, Esq.
email: estern@cm.law

if to Mag Mile Oklahoma, to:

Mag Mile Capital, Inc.
1141 W. Randolph St.
Suite 200
Chicago, IL. 60607
Attn: Rushi Shah, President and CEO
email: rshah@magmilecapital.com

with a copy to:

CM Law PLLC
1701 Pennsylvania Avenue, N.W.,
Suite 200
Washington, D.C. 20006
Attn: Ernest M. Stern, Esq.
email: estern@cm.law

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The words “include,” “includes” and “including” when used herein shall be deemed in each case to be followed by the words “without limitation.” The table of contents and headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

6.2 Counterparts

This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other party, it being understood that all parties need not sign the same counterpart.

6.3 Entire Agreement; Assignment

This Agreement, the Exhibits hereto, the Disclosure Schedule and the documents and instruments and other agreements among the parties hereto referenced herein: (i) constitute the entire agreement among the parties with respect to the subject matter hereof and supersede all prior agreements and understandings both written and oral, among the parties with respect to the subject matter hereof; (ii) are not intended to confer upon any other person any rights or remedies hereunder; and (iii) shall not be assigned by operation of law or otherwise, except that Mag Mile Delaware may, upon two (2) Business Days’ prior written notice to Mag Mile Oklahoma assign its rights and delegate its obligations hereunder to a wholly-owned Subsidiary as long as Mag Mile Delaware remains primarily liable for all of Mag Mile Delaware’s obligations hereunder and such assignment and/or delegation does not adversely affect the characterization of the Merger as a statutory merger of Mag Mile Oklahoma with and into Mag Mile Delaware for federal income tax purposes.

6.4 Severability

In the event that any provision of this Agreement or the application thereof becomes or is declared by a court of competent jurisdiction to be illegal, void or unenforceable, the remainder of this Agreement will continue in full force and effect and the application of such provision to other persons or circumstances will be interpreted so as reasonably to effect the intent of the parties hereto. The parties further agree to replace such void or unenforceable provision of this Agreement with a valid and enforceable provision that will achieve, to the extent possible, the economic, business and other purposes of such void or unenforceable provision.

6.5 Other Remedies

Any and all remedies herein expressly conferred upon a party will be deemed cumulative with and not exclusive of any other remedy conferred hereby, or by law or equity upon such party, and the exercise by a party of any one remedy will not preclude the exercise of any other remedy.

6.6 No Third Party Beneficiaries

This Agreement, the Exhibits and Schedules hereto, the Disclosure Schedule and the documents and instruments and other agreements among the parties hereto referenced herein are not intended to, and shall not, confer upon any other person any rights or remedies hereunder, nor create any right, claim or remedy of any nature whatsoever, including, but not limited to, any rights of employment for any specified period and/or any employee benefits in favor of any Person, union, association, key employee, employer, other employee or former employee, contractor or other entity, other than the parties hereto and their respective successors and permitted assigns.

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6.7 Governing Law

This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, regardless of the laws that might otherwise govern under applicable principles of conflicts of laws thereof.

6.8 Gender and Number

As used in this Agreement, the masculine, feminine and neuter gender, and singular and plural number, shall be deemed to include the others wherever the context so indicates or requires.

6.9 Rules of Construction

The parties hereto agree that they have been represented by counsel during the negotiation and execution of this Agreement and, therefore, waive the application of any law, regulation, holding or rule of construction providing that ambiguities in an agreement or other document will be construed against the party drafting such agreement or document. Nothing in the Disclosure Schedule hereto shall be deemed adequate to disclose an exception to a representation or warranty made herein unless the Disclosure Schedule identifies the exception with reasonable particularity and describes the relevant facts in reasonable detail. Without limiting the generality of the foregoing, the mere listing (or inclusion of a copy) of a document or other item shall not be deemed adequate to disclose an exception to a representation or warranty made herein (unless the representation or warranty has to do with the existence of the document or other item itself). The Disclosure Schedule shall be arranged in separate parts corresponding to the numbered and lettered sections contained herein permitting such disclosure, and the information disclosed in any numbered or lettered part shall be deemed to relate to and to qualify only (a) the particular representation or warranty set forth in the corresponding numbered or lettered section herein permitting such disclosure and (b) any other representation or warranty that is contained in this Agreement to the extent the relevance of such disclosure is reasonably apparent on its face (without any independent knowledge on the part of the reader regarding the matter disclosed or any reference to any underlying document) to such other representation or warranty. The parties intend that each representation, warranty and covenant contained herein shall have independent significance. If any party has breached any representation, warranty or covenant contained herein in any respect, the fact that there exists another representation, warranty or covenant relating to the same subject matter (regardless of the relative levels of specificity) that the party has not breached shall not detract from or mitigate the fact that the party is in breach of the first representation, warranty or covenant. In addition, each of the parties acknowledges and agrees that any purchase price adjustment as a result of the application of any provision of this Agreement, the Related Agreements or any of the other agreements contemplated hereby or thereby does not prejudice or limit in any respect whatsoever any party’s rights to indemnification under any other provision of this Agreement, the Related Agreements or any other agreements contemplated hereby or thereby, except to the extent that such a recovery would result in a duplication of damages. All references to dollars or “$” shall refer to U.S. dollars unless otherwise indicated.

[Signature Page Follows]

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IN WITNESS WHEREOF, Mag Mile Delaware and Mag Mile Oklahoma have caused this Agreement to be signed, all as of the date first written above.

MAG MILE CAPITAL, INC. a Delaware corporation

By:	/s/ Rushi Shah
Name:	Rushi Shah
Title:	President and CEO

MAG MILE CAPITAL, INC.
an Oklahoma corporation

By:	/s/ Rushi Shah
Name:	Rushi Shah
Title:	President and CEO

[Signature Page to Agreement and Plan of Merger]

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Exhibit A

FORM OF CERTIFICATE OF MERGER

Exhibit A

Exhibit B

FORM OF CERTIFICATE OF OWNERSHIP AND MERGER

Exhibit B

Schedule A

SHAREHOLDERS OF MAG MILE OKLAHOMA

See Shareholders List from Transfer Online, Inc.

Schedule A

Schedule 2.1(b)

OFFICERS

Schedule 2.1(b)

Schedule 2.1(c)

FOREIGN QUALIFICATIONS

Schedule 2.1(c)

MAG MILE OKLAHOMA DISCLOSURE SCHEDULE

Schedule 2.2 (Capitalization)

MAG MILE DELAWARE DISCLOSURE SCHEDULE

Section 3.2 (Capitalization)

Exhibit B

CERTIFICATE OF INCORPORATION

CERTIFICATE OF INCORPORATION

OF

MAG MILE CAPITAL, INC.

THE UNDERSIGNED, in order to form a corporation for the purposes hereinafter stated, under and pursuant to the provisions of the General Corporation Law of the State of Delaware, does hereby certify as follows:

ARTICLE I

The name of this corporation is Mag Mile Capital, Inc. (the “Corporation”).

ARTICLE II

The address of the Corporation’s registered office in the State of Delaware is 108 W. 13th Street, Suite 100, in the City of Wilmington in the County of New Castle, in the State of Delaware 19801. The name of its registered agent at that address is Vcorp Services, LLC.

ARTICLE III

The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the Delaware General Corporation Law.

ARTICLE IV

The aggregate number of shares which the Company shall have authority to issue is 480,000,000 shares of common stock, $.00001 par value per share, and 20,000,000 shares of “blank check” preferred stock, par value $.00001 per share. The Board of Directors is hereby expressly authorized to provide, out of the unissued shares of preferred stock, for one or more series of preferred stock and, with respect to each such series, to fix the number of shares constituting such series and the designation of such series, the voting powers, if any, of the shares of such series, and the preferences and relative, participating, optional, or other special rights, if any, and any qualifications, limitations, or restrictions thereof, of the shares of such series. The powers, preferences and relative, participating, optional and other special rights of each series of preferred stock, and the qualifications, limitations or restrictions thereof, if any, may differ from those of any and all other series at any time outstanding.

ARTICLE V

Subject to any additional vote required by this Certificate of Incorporation or Bylaws, in furtherance and not in limitation of the powers conferred by statute, the Board of Directors is expressly authorized to make, repeal, alter, amend and rescind any or all of the Bylaws of the Corporation.

ARTICLE VI

Elections of directors need not be by written ballot unless otherwise provided in the Bylaws of the Corporation. Subject to the other provisions of this Certificate of Incorporation, the authorized number of directors shall be set forth in the Bylaws of the Corporation.

ARTICLE VII

(A) To the fullest extent permitted by the Delaware General Corporation Law, as the same exists or as may hereafter be amended, a director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director.

(B) The Corporation shall indemnify to the fullest extent permitted by law any person made or threatened to be made a party to an action or proceeding, whether criminal, civil, administrative or investigative, by reason of the fact that he, his testator or intestate is or was a director or officer of the Corporation or any predecessor of the Corporation, or serves or served at any other enterprise as a director or officer at the request of the Corporation or any predecessor to the Corporation.

(C) Neither any amendment nor repeal of this Article VII, nor the adoption of any provision of the Corporation’s Certificate of Incorporation inconsistent with this Article VII, shall eliminate or reduce the effect of this Article VII in respect of any matter occurring, or any action or proceeding accruing or arising or that, but for this Article VII, would accrue or arise, prior to such amendment, repeal or adoption of an inconsistent provision.

ARTICLE VIII

Meetings of stockholders may be held within or without the State of Delaware, as the Bylaws of this Corporation may provide. The books of the Corporation may be kept (subject to any provision contained in the statutes) outside the State of Delaware at such place or places as may be designated from time to time by a majority of the Directors then in office or in the Bylaws of this Corporation.

ARTICLE IX

Whenever a compromise or arrangement is proposed between this Corporation and its creditors or any class of them and/or between this Corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware, may, on the application in a summary way of this Corporation or of any creditor or stockholder thereof or on the application of any receiver or receivers appointed for this Corporation under the provisions of Section 291 of Title 8 of the DGCL or on the application of trustees in dissolution or of any receiver or receivers appointed for this Corporation under the provisions of Section 279 of Title 8 of the DGCL, order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, to be summoned in such manner as the said court directs. If a majority in number representing three-fourths in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of this Corporation as consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders of this Corporation, as the case may be, and also on this Corporation.

ARTICLE X

The liability of the Corporation’s directors to the Corporation or its stockholders shall be eliminated to the fullest extent permitted by the General Corporation Law of the State of Delaware, as the same may be amended and supplemented. No amendment to or repeal of this Article X shall apply to or have any effect on the liability or alleged liability of any director of the Corporation for or with respect to any acts or omissions of such director occurring prior to such amendment or repeal.

ARTICLE XI

The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation in the manner now or hereafter prescribed by law, and all rights and powers conferred herein on stockholders, directors and officers are subject to this reserved power.

IN WITNESS WHEREOF, I have hereunto set my hand this 9th day of May, 2023.

/s/ Ernest M. Stern
Ernest M. Stern, Incorporator c/o Culhane Meadows PLLC 1701 Pennsylvania Ave., N.W. Suite 200 Washington, D.C. 20006

Exhibit C

BYLAWS

BYLAWS OF MAG MILE CAPITAL, INC.

(A DELAWARE CORPORATION)

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ARTICLE I - CORPORATE OFFICES

1.1 REGISTERED OFFICE.

The registered office of the Corporation shall be fixed in the corporation’s certificate of incorporation, as the same may be amended from time to time.

1.2 OTHER OFFICES.

The corporation’s Board of Directors (the “Board”) may at any time establish branch or other offices at any place or places where the corporation is qualified to do business.

ARTICLE II - MEETINGS OF STOCKHOLDERS

2.1 PLACE OF MEETINGS.

Meetings of stockholders shall be held at any place, within or outside the State of Delaware, designated by the Board. The Board may, in its sole discretion, determine that a meeting of stockholders shall not be held at any place but may instead be held solely by means of remote communication as authorized by Section 211 of the General Corporation Law of Delaware (the “DGCL”). In the absence of any such designation or determination, stockholders’ meetings shall be held at the corporation’s principal executive office.

2.2 ANNUAL MEETING.

The annual meeting of stockholders shall be held each year. The Board shall designate the date and time of the annual meeting. At the annual meeting, directors shall be elected, and any other proper business may be transacted.

2.3 SPECIAL MEETING.

A special meeting of the stockholders may be called at any time by the Board, chairperson of the Board, chief executive officer or president (in the absence of a chief executive officer), but such special meetings may not be called by any other person or persons.

No business may be transacted at such special meeting other than the business specified in such notice to stockholders. Nothing contained in this paragraph of this Section 2.3 shall be construed as limiting, fixing, or affecting the time when a meeting of stockholders called by action of the Board may be held.

2.4 ADVANCE NOTICE PROCEDURES; NOTICE OF STOCKHOLDERS’ MEETINGS.

(i) At an annual meeting of the stockholders, only such business shall be conducted as shall have been properly brought before the meeting. To be properly brought before an annual meeting, business must be: (A) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the board of directors, (B) otherwise properly brought before the meeting by or at the direction of the board of directors, or (C) otherwise properly brought before the meeting by a stockholder. For business to be properly brought before an annual meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the secretary of the corporation. To be timely, a stockholder’s notice must be delivered to or mailed and received at the principal executive offices of the corporation not more than one hundred twenty (120) calendar days nor less than ninety (90) calendar days before the one year anniversary of the date on which the corporation first mailed its proxy statement to stockholders in connection with the previous year’s annual meeting of stockholders; provided, however, that in the event that no annual meeting was held in the previous year or the date of the annual meeting has been changed by more than thirty (30) days from the date of the prior year’s meeting, notice by the stockholder to be timely must be so received not later than the close of business on the later of one hundred twenty (120) calendar days in advance of such annual meeting and ten (10) calendar days following the date on which public announcement of the date of the meeting is first made. A stockholder’s notice to the secretary shall set forth as to each matter the stockholder proposes to bring before the annual meeting: (a) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (b) the name and address, as they appear on the corporation’s books, of the stockholder proposing such business, (c) the class and number of shares of the corporation that are beneficially owned by the stockholder, (d) any material interest of the stockholder in such business, and (e) any other information that is required to be provided by the stockholder pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), in his capacity as a proponent to a stockholder proposal. Notwithstanding the foregoing, in order to include information with respect to a stockholder proposal in the proxy statement and form of proxy for a stockholder’s meeting, stockholders must provide notice as required by the regulations promulgated under the Exchange Act. Notwithstanding anything in these bylaws to the contrary, no business shall be conducted at any annual meeting except in accordance with the procedures set forth in this paragraph (i). The chairman of the annual meeting shall, if the facts warrant, determine and declare at the meeting that business was not properly brought before the meeting and in accordance with the provisions of this paragraph (i), and, if he should so determine, he shall so declare at the meeting that any such business not properly brought before the meeting shall not be transacted.

(ii) Only persons who are nominated in accordance with the procedures set forth in this paragraph (ii) shall be eligible for election as directors. Nominations of persons for election to the board of directors of the corporation may be made at a meeting of stockholders by or at the direction of the board of directors or by any stockholder of the corporation entitled to vote in the election of directors at the meeting who complies with the notice procedures set forth in this paragraph (ii). Such nominations, other than those made by or at the direction of the board of directors, shall be made pursuant to timely notice in writing to the secretary of the corporation in accordance with the provisions of paragraph (i) of this Section 2.4. Such stockholder’s notice shall set forth (a) as to each person, if any, whom the stockholder proposes to nominate for election or re-election as a director: (A) the name, age, business address and residence address of such person, (B) the principal occupation or employment of such person, (C) the class and number of shares of the corporation that are beneficially owned by such person, (D) a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nominations are to be made by the stockholder, and (E) any other information relating to such person that is required to be disclosed in solicitations of proxies for elections of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act (including without limitation such person’s written consent to being named in the proxy statement, if any, as a nominee and to serving as a director if elected); and (b) as to such stockholder giving notice, the information required to be provided pursuant to paragraph (i) of this Section 2.4. At the request of the board of directors, any person nominated by a stockholder for election as a director shall furnish to the secretary of the corporation that information required to be set forth in the stockholder’s notice of nomination which pertains to the nominee. No person shall be eligible for election as a director of the corporation unless nominated in accordance with the procedures set forth in this paragraph (ii). The chairman of the meeting shall, if the facts warrant, determine and declare at the meeting that a nomination was not made in accordance with the procedures prescribed by these bylaws, and if he should so determine, he shall so declare at the meeting, and the defective nomination shall be disregarded.

These provisions shall not prevent the consideration and approval or disapproval at an annual meeting of reports of officers, directors and committees of the board of directors, but in connection therewith no new business shall be acted upon at any such meeting unless stated, filed and received as herein provided. Notwithstanding anything in these bylaws to the contrary, no business brought before a meeting by a stockholder shall be conducted at an annual meeting except in accordance with procedures set forth in this Section 2.4. All notices of meetings of stockholders shall be sent or otherwise given in accordance with either Section 2.5 or Section 8.1 of these bylaws not less than 10 nor more than 60 days before the date of the meeting to each stockholder entitled to vote at such meeting. The notice shall specify the place, if any, date and hour of the meeting, the means of remote communication, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such meeting, and, in the case of a special meeting, the purpose or purposes for which the meeting is called.

2.5 MANNER OF GIVING NOTICE; AFFIDAVIT OF NOTICE.

Notice of any meeting of stockholders shall be given either (i) personally, (ii) by private courier, (iii) by first- or third-class United States mail, (iv) by other written communication, or (v) by electronic transmission as provided in Section 8.1 or other wireless means. Notices not personally delivered shall be sent postage prepaid, directed to the stockholder at his or her address as it appears on the records of the Corporation or given by the stockholder to the corporation for the purpose of notice. Notice shall be deemed to have been given at the time when delivered personally or by courier or deposited in the mail or sent by other means of written communication or by electronic transmission or other wireless means.

An affidavit of the secretary or an assistant secretary of the corporation or of the transfer agent or any other agent of the corporation that the notice has been given by mail or by a form of electronic transmission, as applicable, shall, in the absence of fraud, be prima facie evidence of the facts stated therein.

2.6 QUORUM.

The holders of a majority of the stock issued and outstanding and entitled to vote, present in person or represented by proxy, shall constitute a quorum for the transaction of business at all meetings of the stockholders. If, however, such quorum is not present or represented at any meeting of the stockholders, then either (i) the chairperson of the meeting, or (ii) the stockholders entitled to vote at the meeting, present in person or represented by proxy, shall have power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum is present or represented. At such adjourned meeting at which a quorum is present or represented, any business may be transacted that might have been transacted at the meeting as originally noticed.

2.7 ADJOURNED MEETING; NOTICE.

When a meeting is adjourned to another time or place, unless these bylaws otherwise require, notice need not be given of the adjourned meeting if the time, place if any thereof, and the means of remote communications, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such adjourned meeting are announced at the meeting at which the adjournment is taken. At the adjourned meeting, the corporation may transact any business which might have been transacted at the original meeting. If the adjournment is for more than 30 days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

2.8 CONDUCT OF BUSINESS.

The chairperson of any meeting of stockholders shall determine the order of business and the procedure at the meeting, including such regulation of the manner of voting and the conduct of business.

2.9 VOTING.

The stockholders entitled to vote at any meeting of stockholders shall be determined in accordance with the provisions of Section 2.11 of these bylaws, subject to Section 217 (relating to voting rights of fiduciaries, pledgors and joint owners of stock) and Section 218 (relating to voting trusts and other voting agreements) of the DGCL.

Except as may be otherwise provided in the certificate of incorporation or these bylaws, each stockholder shall be entitled to one vote for each share of capital stock held by such stockholder. Except as otherwise provided by the DGCL or the certificate of incorporation, when a quorum is present at any meeting of the stockholders, the vote of the holders of a majority of the shares having voting power present in person or represented by proxy shall decide any action brought to vote before such meeting, other than the election of directors for which the vote of a plurality of the shares having voting power present in person or represented by proxy is required. There shall be no cumulative voting in the election of directors.

2.10 STOCKHOLDER ACTION BY WRITTEN CONSENT WITHOUT A MEETING.

Any action required or permitted to be taken by the stockholders of the corporation at a duly called annual or special meeting of stockholders of the corporation may be effected by a consent in writing by such stockholders.

2.11 RECORD DATE FOR STOCKHOLDER NOTICE; VOTING; GIVING CONSENTS.

In order that the corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board may fix, in advance, a record date, which record date shall not precede the date on which the resolution fixing the record date is adopted and which shall not be more than sixty (60) calendar days nor less than ten (10) calendar days before the date of such meeting, nor more than sixty (60) calendar days prior to any other such action.

If the Board does not so fix a record date:

(i) The record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held.

(ii) The record date for determining stockholders for any other purpose shall be at the close of business on the day on which the Board adopts the resolution relating thereto.

A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board may fix a new record date for the adjourned meeting.

2.12 PROXIES.

Each stockholder entitled to vote at a meeting of stockholders may authorize another person or persons to act for such stockholder as proxy by executing an instrument in writing or by authorizing the transmission of a telegram, cablegram or other means of electronic transmission (provided that any such telegram, cablegram, or other means of electronic transmission either sets forth or is submitted with information from which it can be determined that the telegram, cablegram, or other means of electronic transmission was authorized by the person) and filed in accordance with the procedure established for the meeting, but no such proxy shall be voted or acted upon after three years from its date, unless the proxy provides for a longer period. The revocability of a proxy that states on its face that it is irrevocable shall be governed by the provisions of Section 212 of the DGCL.

2.13 LIST OF STOCKHOLDERS ENTITLED TO VOTE.

The officer who has charge of the stock ledger of the corporation shall prepare and make, at least 10 days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. The corporation shall not be required to include electronic mail addresses or other electronic contact information on such list. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting for a period of at least ten (10) calendar days prior to the meeting: (i) on a reasonably accessible electronic network, provided that the information required to gain access to such list is provided with the notice of the meeting, or (ii) during ordinary business hours, at the corporation’s principal executive office. In the event that the corporation determines to make the list available on an electronic network, the corporation may take reasonable steps to ensure that such information is available only to stockholders of the corporation. If the meeting is to be held at a place, then the list shall be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present. If the meeting is to be held solely by means of remote communication, then the list shall also be open to the examination of any stockholder during the whole time of the meeting on a reasonably accessible electronic network, and the information required to access such list shall be provided with the notice of the meeting. Such list shall presumptively determine the identity of the stockholders entitled to vote at the meeting and the number of shares held by each of them.

2.14 INSPECTORS OF ELECTION

Before any meeting of stockholders, the board of directors shall appoint an inspector or inspectors of election to act at the meeting or its adjournment. The number of inspectors shall be either one (1) or three (3). If any person appointed as inspector fails to appear or fails or refuses to act, then the chairperson of the meeting may, and upon the request of any stockholder or a stockholder’s proxy shall, appoint a person to fill that vacancy.

Such inspectors shall:

(i)	determine the number of shares outstanding and the voting power of each, the number of shares represented at the meeting, the existence of a quorum, and the authenticity, validity, and effect of proxies;

(ii)	receive votes, ballots or consents;

(iii)	hear and determine all challenges and questions in any way arising in connection with the right to vote;

(iv)	count and tabulate all votes or consents;

(v)	determine when the polls shall close;

(vi)	determine the result; and

(vii)	do any other acts that may be proper to conduct the election or vote with fairness to all stockholders.

The inspectors of election shall perform their duties impartially, in good faith, to the best of their ability and as expeditiously as is practical. If there are three (3) inspectors of election, the decision, act or certificate of a majority is effective in all respects as the decision, act or certificate of all. Any report or certificate made by the inspectors of election is prima facie evidence of the facts stated therein.

ARTICLE III – DIRECTORS

3.1 POWERS.

Subject to the provisions of the DGCL and any limitations in the certificate of incorporation or these bylaws relating to action required to be approved by the stockholders or by the outstanding shares, the business and affairs of the corporation shall be managed and all corporate powers shall be exercised by or under the direction of the Board.

3.2 NUMBER OF DIRECTORS.

The authorized number of directors shall be determined from time to time by resolution of the Board, provided the Board shall consist of at least one member. No reduction of the authorized number of directors shall have the effect of removing any director before that director’s term of office expires.

3.3 ELECTION, QUALIFICATION AND TERM OF OFFICE OF DIRECTORS.

Except as provided in Section 3.4 of these bylaws, each director, including a director elected to fill a vacancy, shall hold office until the expiration of the term for which elected and until such director’s successor is elected and qualified or until such director’s earlier death, resignation or removal. Directors need not be stockholders unless so required by the certificate of incorporation or these bylaws. The certificate of incorporation or these bylaws may prescribe other qualifications for directors.

3.4 RESIGNATION AND VACANCIES.

Any director may resign at any time upon notice given in writing or by electronic transmission to the corporation. When one or more directors so resigns and the resignation is effective at a future date, a majority of the directors then in office, including those who have so resigned, shall have power to fill such vacancy or vacancies, the vote thereon to take effect when such resignation or resignations shall become effective, and each director so chosen shall hold office as provided in this section in the filling of other vacancies.

Unless otherwise provided in the certificate of incorporation or these bylaws, vacancies, including vacancies resulting from the removal of a director pursuant to Section 3.11 of these bylaws, and newly created directorships resulting from any increase in the authorized number of directors may be filled by a majority of the directors then in office, although less than a quorum, or by a sole remaining director. If the directors are divided into classes, a person so elected by the directors then in office to fill a vacancy or newly created directorship shall hold office until the next election of the class for which such director shall have been chosen and until his or her successor shall have been duly elected and qualified.

If at any time, by reason of death or resignation or other cause, the corporation should have no directors in office, then any officer or any stockholder or an executor, administrator, trustee or guardian of a stockholder, or other fiduciary entrusted with like responsibility for the person or estate of a stockholder, may call a special meeting of stockholders in accordance with the provisions of the certificate of incorporation or these bylaws, or may apply to the Court of Chancery for a decree summarily ordering an election as provided in Section 211 of the DGCL.

3.5 PLACE OF MEETINGS; MEETINGS BY TELEPHONE.

The Board may hold meetings, both regular and special, either within or outside the State of Delaware.

Unless otherwise restricted by the certificate of incorporation or these bylaws, members of the Board, or any committee designated by the Board, may participate in a meeting of the Board, or any committee, by means of conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other, and such participation in a meeting shall constitute presence in person at the meeting.

3.6 REGULAR MEETINGS.

Regular meetings of the Board may be held without notice at such time and at such place as shall from time to time be determined by the Board.

3.7 SPECIAL MEETINGS; NOTICE.

Special meetings of the Board for any purpose or purposes may be called at any time by the chairperson of the Board, the chief executive officer, the president, the secretary or a majority of the authorized number of directors.

Notice of the time and place of special meetings shall be:

(i)	delivered personally by hand, by courier or by telephone;

(ii)	sent by United States first-class mail, postage prepaid;

(iii)	sent by facsimile; or

(iv)	sent by electronic mail, directed to each director at that director’s address, telephone number, facsimile number or electronic mail address, as the case may be, as shown on the corporation’s records.

If the notice is (i) delivered personally by hand, by courier or by telephone, (ii) sent by facsimile or (iii) sent by electronic mail, it shall be delivered or sent at least 24 hours before the time of the holding of the meeting. If the notice is sent by United States mail, it shall be deposited in the United States mail at least four days before the time of the holding of the meeting. Any oral notice may be communicated to the director. The notice need not specify the place of the meeting (if the meeting is to be held at the corporation’s principal executive office) nor the purpose of the meeting.

3.8 QUORUM.

At all meetings of the Board, a majority of the authorized number of directors shall constitute a quorum for the transaction of business. The vote of a majority of the directors present at any meeting at which a quorum is present shall be the act of the Board, except as may be otherwise specifically provided by statute, the certificate of incorporation or these bylaws. If a quorum is not present at any meeting of the Board, then the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum is present.

A meeting at which a quorum is initially present may continue to transact business notwithstanding the withdrawal of directors, if any action taken is approved by at least a majority of the required quorum for that meeting.

3.9 BOARD ACTION BY WRITTEN CONSENT WITHOUT A MEETING.

Unless otherwise restricted by the certificate of incorporation or these bylaws, any action required or permitted to be taken at any meeting of the Board, or of any committee thereof, may be taken without a meeting if all members of the Board or committee, as the case may be, consent thereto in writing or by electronic transmission and the writing or writings or electronic transmission or transmissions are filed with the minutes of proceedings of the Board or committee. Such filing shall be in paper form if the minutes are maintained in paper form and shall be in electronic form if the minutes are maintained in electronic form.

3.10 FEES AND COMPENSATION OF DIRECTORS.

Unless otherwise restricted by the certificate of incorporation or these bylaws, the Board shall have the authority to fix the compensation of directors.

3.11 REMOVAL OF DIRECTORS.

Any director may be removed from office at any special or annual meeting of the shareholders by a majority of stockholders of the Corporation.

No reduction of the authorized number of directors shall have the effect of removing any director prior to the expiration of such director’s term of office.

ARTICLE IV - COMMITTEES

4.1 COMMITTEES OF DIRECTORS.

The Board may, by resolution passed by a majority of the authorized number of directors, designate one or more committees, each committee to consist of one or more of the directors of the corporation. The Board may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not such member or members constitute a quorum, may unanimously appoint another member of the Board to act at the meeting in the place of any such absent or disqualified member. Any such committee, to the extent provided in the resolution of the Board or in these bylaws, shall have and may exercise all the powers and authority of the Board in the management of the business and affairs of the corporation, and may authorize the seal of the corporation to be affixed to all papers that may require it; but no such committee shall have the power or authority to (i) approve or adopt, or recommend to the stockholders, any action or matter expressly required by the DGCL to be submitted to stockholders for approval, or (ii) adopt, amend or repeal any bylaw of the corporation.

4.2 COMMITTEE MINUTES.

Each committee shall keep regular minutes of its meetings and report the same to the Board when required.

4.3 MEETINGS AND ACTION OF COMMITTEES.

Meetings and actions of committees shall be governed by, and held and taken in accordance with, the provisions of:

(i)	Section 3.5 (place of meetings and meetings by telephone);

(ii)	Section 3.6 (regular meetings);

(iii)	Section 3.7 (special meetings and notice);

(iv)	Section 3.8 (quorum);

(v)	Section 3.9 (action without a meeting); and

(vi)	Section 7.12 (waiver of notice) with such changes in the context of those bylaws as are necessary to substitute the committee and its members for the Board and its members; provided, however:

(i)	the time of regular meetings of committees may be determined either by resolution of the Board or by resolution of the committee;

(ii)	special meetings of committees may also be called by resolution of the Board; and

(iii)	notice of special meetings of committees shall also be given to all alternate members, who shall have the right to attend all meetings of the committee. The Board may adopt rules for the governance of any committee not inconsistent with the provisions of these bylaws.

ARTICLE V - OFFICERS

5.1 OFFICERS.

The officers of the corporation shall be a president and a secretary. The corporation may also have, at the discretion of the Board, a chairperson of the Board, a vice chairperson of the Board, a chief executive officer, a chief financial officer or treasurer, one or more vice presidents, one or more assistant vice presidents, one or more assistant treasurers, one or more assistant secretaries, and any such other officers as may be appointed in accordance with the provisions of these bylaws. Any number of offices may be held by the same person.

5.2 APPOINTMENT OF OFFICERS.

The Board shall appoint the officers of the corporation, except such officers as may be appointed in accordance with the provisions of Sections 5.3 and 5.5 of these bylaws, subject to the rights, if any, of an officer under any contract of employment.

5.3 SUBORDINATE OFFICERS.

The Board may appoint, or empower the chief executive officer or, in the absence of a chief executive officer, the president, to appoint, such other officers and agents as the business of the corporation may require. Each of such officers and agents shall hold office for such period, have such authority, and perform such duties as are provided in these bylaws or as the Board may from time to time determine.

5.4 REMOVAL AND RESIGNATION OF OFFICERS.

Subject to the rights, if any, of an officer under any contract of employment, any officer may be removed, either with or without cause, by an affirmative vote of the majority of the Board at any regular or special meeting of the Board or, except in the case of an officer chosen by the Board, by any officer upon whom such power of removal may be conferred by the Board.

Any officer may resign at any time by giving written notice to the corporation. Any resignation shall take effect at the date of the receipt of that notice or at any later time specified in that notice. Unless otherwise specified in the notice of resignation, the acceptance of the resignation shall not be necessary to make it effective. Any resignation is without prejudice to the rights, if any, of the corporation under any contract to which the officer is a party.

5.5 VACANCIES IN OFFICES.

Any vacancy occurring in any office of the corporation shall be filled by the Board or as provided in Section 5.2.

5.6 REPRESENTATION OF SHARES OF OTHER CORPORATIONS.

The chairperson of the Board, the president, any vice president, the treasurer, the secretary or assistant secretary of this corporation, or any other person authorized by the Board or the president or a vice president, is authorized to vote, represent, and exercise on behalf of this corporation all rights incident to any and all shares of any other corporation or corporations standing in the name of this corporation. The authority granted herein may be exercised either by such person directly or by any other person authorized to do so by proxy or power of attorney duly executed by such person having the authority.

5.7 CHAIRPERSON OF THE BOARD.

The chairperson of the Board, if such an officer be elected, shall, if present, preside at meetings of the board of directors and exercise such other powers and perform such other duties as may from time to time be assigned to him by the board of directors or as may be prescribed by these bylaws. If there is no chairperson of the Board, then the chief executive officer of the corporation shall have the powers and duties prescribed herein.

5.8 CHIEF EXECUTIVE OFFICER.

Subject to such supervisory powers, if any, as may be given by the Board to the chairperson of the Board, if there be such an officer, the chief executive officer of the corporation shall, subject to the control of the Board, have general supervision, direction and control of the business and the officers of the corporation. He or she shall preside at all meetings of the stockholders and, in the absence or nonexistence of a chairperson of the Board, at all meetings of the Board.

5.9 PRESIDENT.

Subject to such supervisory powers, if any, as may be given by the Board to the chief executive officer, if there be such an officer, the president of the corporation shall, subject to the control of the Board, have general supervision over the operations of the corporation. He or she shall have the general powers and duties of management usually vested in the office of president of a corporation and shall have such other powers and perform such other duties as may be prescribed by the Board or these bylaws.

5.10 VICE PRESIDENTS.

In the absence or disability of the president, and if there is no chairperson of the Board, the vice presidents, if any, in order of their rank as fixed by the Board or, if not ranked, a vice president designated by the Board, shall perform all the duties of the president and when so acting shall have all the powers of, and be subject to all the restrictions upon, the president. The vice presidents shall have such other powers and perform such other duties as from time to time may be prescribed for them respectively by the Board, these bylaws, the president or the chairperson of the Board.

5.11 SECRETARY.

The secretary shall keep or cause to be kept, at the principal executive office of the corporation or such other place as the Board may direct, a book of minutes of all meetings and actions of the Board, committees of directors and stockholders. The minutes shall show the time and place of each meeting, whether regular or special (and, if special, how authorized and the notice given), the names of those present at directors’ meetings or committee meetings, the number of shares present or represented at stockholders’ meetings and the proceedings thereof.

The secretary shall keep, or cause to be kept, at the principal executive office of the corporation or at the office of the corporation’s transfer agent or registrar, as determined by resolution of the Board, a share register or a duplicate share register, showing the names of all stockholders and their addresses, the number and classes of shares held by each, and, if certificates have been issued, the number and date of certificates evidencing such shares and the number and date of cancellation of every certificate surrendered for cancellation.

The secretary shall give, or cause to be given, notice of all meetings of the stockholders and of the Board required to be given by law or by these bylaws. He or she shall keep the seal of the corporation, if one be adopted, in safe custody and shall have such other powers and perform such other duties as may be prescribed by the Board or by these bylaws.

5.12 CHIEF FINANCIAL OFFICER.

The chief financial officer shall keep and maintain, or cause to be kept and maintained, adequate and correct books and records of accounts of the properties and business transactions of the corporation, including accounts of its assets, liabilities, receipts, disbursements, gains, losses, capital, retained earnings and shares. The books of account shall at all reasonable times be open to inspection by any director for a purpose reasonably related to his position as a director.

The chief financial officer shall deposit all money and other valuables in the name and to the credit of the corporation with such depositaries as may be designated by the Board. He or she shall disburse the funds of the corporation as may be ordered by the Board, shall render to the president and directors, whenever they request it, an account of all of his or her transactions as chief financial officer and of the financial condition of the corporation, and shall have such other powers and perform such other duties as may be prescribed by the Board or these bylaws.

5.13 AUTHORITY AND DUTIES OF OFFICERS.

In addition to the foregoing authority and duties, all officers of the corporation shall respectively have such authority and perform such duties in the management of the business of the corporation as may be designated from time to time by the Board or the stockholders and, to the extent not so provided, as generally pertain to their respective offices, subject to the control of the Board.

ARTICLE VI - RECORDS AND REPORTS

6.1 MAINTENANCE AND INSPECTION OF RECORDS.

The corporation shall, either at its principal executive office or at such place or places as designated by the Board, keep a record of its stockholders listing their names and addresses and the number and class of shares held by each stockholder, a copy of these bylaws as amended to date, accounting books, and other records.

Any stockholder of record, in person or by attorney or other agent, shall, upon written demand under oath stating the purpose thereof, have the right during the usual hours for business, at such stockholder’s expense, to inspect for any proper purpose the corporation’s stock ledger, a list of its stockholders, and its other books and records and to make copies or extracts therefrom. A proper purpose shall mean a purpose reasonably related to such person’s interest as a stockholder. In every instance where an attorney or other agent is the person who seeks the right to inspection, the demand under oath shall be accompanied by a power of attorney or such other writing that authorizes the attorney or other agent so to act on behalf of the stockholder. The demand under oath shall be directed to the corporation at its registered office in Delaware or at its principal executive office.

6.2 INSPECTION BY DIRECTORS.

Any director shall have the right to examine the corporation’s stock ledger, a list of its stockholders, and its other books and records for a purpose reasonably related to his or her position as a director. The Court of Chancery is hereby vested with the exclusive jurisdiction to determine whether a director is entitled to the inspection sought. The Court may summarily order the corporation to permit the director to inspect any and all books and records, the stock ledger, and the stock list and to make copies or extracts therefrom. The Court may, in its discretion, prescribe any limitations or conditions with reference to the inspection, or award such other and further relief as the Court may deem just and proper.

ARTICLE VII - GENERAL MATTERS

7.1 EXECUTION OF CORPORATE CONTRACTS AND INSTRUMENTS.

The Board, except as otherwise provided in these bylaws, may authorize any officer or officers, or agent or agents, to enter into any contract or execute any instrument in the name of and on behalf of the corporation; such authority may be general or confined to specific instances. Unless so authorized or ratified by the Board or within the agency power of an officer, no officer, agent or employee shall have any power or authority to bind the corporation by any contract or engagement or to pledge its credit or to render it liable for any purpose or for any amount.

7.2 STOCK CERTIFICATES; PARTLY PAID SHARES.

The shares of the corporation shall be represented by certificates, provided that the Board may provide by resolution or resolutions that some or all of any or all classes or series of its stock shall be uncertificated shares. Any such resolution shall not apply to shares represented by a certificate until such certificate is surrendered to the corporation. Notwithstanding the adoption of such a resolution by the Board, every holder of stock represented by certificates shall be entitled to have a certificate signed by, or in the name of the corporation by the chairperson or vice-chairperson of the Board, or the president or vice-president, and by the treasurer or an assistant treasurer, or the secretary or an assistant secretary of such corporation representing the number of shares registered in certificate form. Any or all of the signatures on the certificate may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate has ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the corporation with the same effect as if he were such officer, transfer agent or registrar at the date of issue. The corporation also may issue paperless book-entry shares as a pre-condition for inclusion in the DWAC/FAST and DRS Profile systems offered by The Depository Trust & Clearing Corporation.

The corporation may issue the whole or any part of its shares as partly paid and subject to call for the remainder of the consideration to be paid therefor. Upon the face or back of each stock certificate issued to represent any such partly paid shares, or upon the books and records of the corporation in the case of uncertificated partly paid shares, the total amount of the consideration to be paid therefor and the amount paid thereon shall be stated. Upon the declaration of any dividend on fully paid shares, the corporation shall declare a dividend upon partly paid shares of the same class, but only upon the basis of the percentage of the consideration actually paid thereon.

7.3 SPECIAL DESIGNATION ON CERTIFICATES.

If the corporation is authorized to issue more than one class of stock or more than one series of any class, then the powers, the designations, the preferences, and the relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights shall be set forth in full or summarized on the face or back of the certificate that the corporation shall issue to represent such class or series of stock; provided, however, that, except as otherwise provided in Section 202 of the DGCL, in lieu of the foregoing requirements there may be set forth on the face or back of the certificate that the corporation shall issue to represent such class or series of stock a statement that the corporation will furnish without charge to each stockholder who so requests the powers, the designations, the preferences, and the relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

7.4 LOST CERTIFICATES.

Except as provided in this Section 7.4, no new certificates for shares shall be issued to replace a previously issued certificate unless the latter is surrendered to the corporation and cancelled at the same time. The corporation may issue a new certificate of stock or uncertificated shares in the place of any certificate theretofore issued by it, alleged to have been lost, stolen or destroyed, and the corporation may require the owner of the lost, stolen or destroyed certificate, or such owner’s legal representative, to give the corporation a bond sufficient to indemnify it against any claim that may be made against it on account of the alleged loss, theft or destruction of any such certificate or the issuance of such new certificate or uncertificated shares.

7.5 CONSTRUCTION; DEFINITIONS.

Unless the context requires otherwise, the general provisions, rules of construction, and definitions in the DGCL shall govern the construction of these bylaws. Without limiting the generality of this provision, the singular number includes the plural, the plural number includes the singular, and the term “person” includes both a business entity and a natural person.

7.6 DIVIDENDS.

The Board, subject to any restrictions contained in either (i) the DGCL, or (ii) the certificate of incorporation, may declare and pay dividends upon the shares of its capital stock. Dividends may be paid in cash, in property, or in shares of the corporation’s capital stock.

The Board may set apart out of any of the funds of the corporation available for dividends a reserve or reserves for any proper purpose and may abolish any such reserve. Such purposes shall include but not be limited to equalizing dividends, repairing or maintaining any property of the corporation, and meeting contingencies.

7.7 FISCAL YEAR.

The fiscal year of the corporation shall be fixed by resolution of the Board and may be changed by the Board.

7.8 SEAL.

The corporation may adopt a corporate seal, which shall be adopted and which may be altered by the Board. The corporation may use the corporate seal by causing it or a facsimile thereof to be impressed or affixed or in any other manner reproduced.

7.9 TRANSFER OF STOCK.

To the extent that certificates have been issued, upon surrender to the corporation or the transfer agent of the corporation of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignation or authority to transfer, it shall be the duty of the corporation to issue a new certificate to the person entitled thereto, cancel the old certificate, and record the transaction in its books.

7.10 STOCK TRANSFER AGREEMENTS.

The corporation shall have power to enter into and perform any agreement with any number of stockholders of any one or more classes of stock of the corporation to restrict the transfer of shares of stock of the corporation of any one or more classes owned by such stockholders in any manner not prohibited by the DGCL.

7.11 REGISTERED STOCKHOLDERS.

The corporation:

(i) shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends and to vote as such owner;

(ii) shall be entitled to hold liable for calls and assessments the person registered on its books as the owner of shares; and

(iii) shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of another person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of Delaware.

7.12 WAIVER OF NOTICE.

Whenever notice is required to be given under any provision of the DGCL, the certificate of incorporation or these bylaws, a written waiver, signed by the person entitled to notice, or a waiver by electronic transmission by the person entitled to notice, whether before or after the time of the event for which notice is to be given, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the stockholders need be specified in any written waiver of notice or any waiver by electronic transmission unless so required by the certificate of incorporation or these bylaws.

7.13 FORUM FOR ADJUDICATING DISPUTES.

(a) Unless the Corporation consents in writing to the selection of an alternative forum, to the fullest extent permitted by law, the Court of Chancery of the State of Delaware (or, if that court lacks subject matter jurisdiction, another federal or state court situated in the State of Delaware) shall be the sole and exclusive forum for any stockholder (including a beneficial owner) to bring (i) any derivative action or proceeding brought on behalf of the Corporation, (ii) any action asserting a claim of breach of a fiduciary duty owed by any director, officer or other employee of the Corporation to the Corporation or the Corporation’s stockholders, (iii) any action asserting a claim against the Corporation, its directors, officers or employees arising pursuant to any provision of the DGCL, the certificate of incorporation or these bylaws, or (iv) any action asserting a claim against the Corporation, its directors, officers or employees governed by the internal affairs doctrine. Any person or entity purchasing or otherwise acquiring any interest in shares of capital stock of the Corporation shall be deemed to have notice of and consented to the provisions of this Section 7.13.

(b) Unless the Corporation consents in writing to the selection of an alternative forum, to the fullest extent permitted by law, the federal district courts of the United States situated in the State of Delaware shall be the exclusive forum for the resolution of any complaint asserting a cause of action under the Securities Act of 1933 and the Securities Exchange Act of 1934. Any person or entity purchasing or otherwise acquiring any interest in shares of capital stock of the corporation shall be deemed to have notice of and consented to the provisions of this Section 7.13.

(c) If any action the subject matter of which is within the scope of Section 7.13(a) above is filed in a court other than a court located within the State of Delaware (a “Foreign Action”) in the name of any stockholder, such stockholder shall be deemed to have consented to (i) the personal jurisdiction of the state and/or federal courts (as applicable) located within the State of Delaware in connection with any action brought in any such court to enforce Section 7.13(a) above (an “FSC Enforcement Action”) and (ii) having service of process made upon such stockholder in any such FSC Enforcement Action by service upon such stockholder’s counsel in the Foreign Action as agent for such stockholder.

(d). If any provision or provisions of this Section 7.13 shall be held to be invalid, illegal or unenforceable as applied to any person or entity or circumstance for any reason whatsoever, then, to the fullest extent permitted by law, the validity, legality and enforceability of such provisions in any other circumstance and of the remaining provisions of this Section 7.13 (including, without limitation, each portion of any sentence of this Section 7.13 containing any such provision held to be invalid, illegal or unenforceable that is not itself held to be invalid, illegal or unenforceable) and the application of such provision to other persons or entities and circumstances shall not in any way be affected or impaired thereby. Any person or entity purchasing or otherwise acquiring any interest in shares of capital stock of the Corporation shall be deemed to have notice of and consented to the provisions of this Section 713.

ARTICLE VIII - NOTICE BY ELECTRONIC TRANSMISSION

8.1 NOTICE BY ELECTRONIC TRANSMISSION.

Without limiting the manner by which notice otherwise may be given effectively to stockholders pursuant to the DGCL, the certificate of incorporation or these bylaws, any notice to stockholders given by the corporation under any provision of the DGCL, the certificate of incorporation or these bylaws shall be effective if given by a form of electronic transmission consented to by the stockholder to whom the notice is given. Any such consent shall be revocable by the stockholder by written notice to the corporation. Any such consent shall be deemed revoked if:

(i) the corporation is unable to deliver by electronic transmission two consecutive notices given by the corporation in accordance with such consent; and

(ii) such inability becomes known to the secretary or an assistant secretary of the corporation or to the transfer agent, or other person responsible for the giving of notice.

However, the inadvertent failure to treat such inability as a revocation shall not invalidate any meeting or other action.

Any notice given pursuant to the preceding paragraph shall be deemed given:

(i) if by facsimile telecommunication, when directed to a number at which the stockholder has consented to receive notice;

(ii) if by electronic mail, when directed to an electronic mail address at which the stockholder has consented to receive notice;

(iii) if by a posting on an electronic network together with separate notice to the stockholder of such specific posting, upon the later of (A) such posting and (B) the giving of such separate notice; and

(iv) if by any other form of electronic transmission, when directed to the stockholder.

An affidavit of the secretary or an assistant secretary or of the transfer agent or other agent of the corporation that the notice has been given by a form of electronic transmission shall, in the absence of fraud, be prima facie evidence of the facts stated therein.

8.2 DEFINITION OF ELECTRONIC TRANSMISSION.

An “electronic transmission” means any form of communication, not directly involving the physical transmission of paper, that creates a record that may be retained, retrieved, and reviewed by a recipient thereof, and that may be directly reproduced in paper form by such a recipient through an automated process.

8.3 INAPPLICABILITY.

Notice by a form of electronic transmission shall not apply to Sections 164, 296, 311, 312 or 324 of the DGCL.

ARTICLE IX - INDEMNIFICATION

9.1 INDEMNIFICATION OF DIRECTORS AND OFFICERS

The corporation shall indemnify and hold harmless, to the fullest extent permitted by the DGCL as it presently exists or may hereafter be amended, any director or officer of the corporation who was or is made or is threatened to be made a party or otherwise involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (a “Proceeding”) by reason of the fact that he or she is or was a director, officer, employee or agent of the corporation or is or was serving at the written request of the corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with any such Proceeding. The corporation shall be required to indemnify a person in connection with a Proceeding initiated by such person only if the Proceeding was authorized by the Board.

9.2 INDEMNIFICATION OF OTHERS

The corporation may indemnify and hold harmless, to the extent permitted by the DGCL as it presently exists or may hereafter be amended, any employee or agent of the corporation who was or is made or is threatened to be made a party or otherwise involved in any Proceeding by reason of the fact that he or she is or was an employee or agent of the corporation or is or was serving at the written request of the corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust or enterprise against expenses actually and reasonably incurred by such person in connection with any such Proceeding.

9.3 PREPAYMENT OF EXPENSES

The corporation shall pay the expenses incurred by any officer or director of the corporation, and may pay the expenses incurred by any employee or agent of the corporation, in defending any Proceeding in advance of its final disposition; provided, however, that the payment of expenses incurred by a person in advance of the final disposition of the Proceeding shall be made only upon receipt of an undertaking by the person to repay all amounts advanced if it should be determined that the person is not entitled to be indemnified under this Article IX or otherwise.

9.4 DETERMINATION; CLAIM

If a claim for indemnification or payment of expenses under this Article IX is not paid in full within sixty days after a written claim therefor has been received by the corporation the claimant may file suit to recover the unpaid amount of such claim and, if successful in whole or in part, shall be entitled to be paid the expense of prosecuting such claim.

9.5 NON-EXCLUSIVITY OF RIGHTS

The rights conferred on any person by this Article IX shall not be exclusive of any other rights which such person may have or hereafter acquire under any statute, provision of the certificate of incorporation, these bylaws, agreement, vote of stockholders or disinterested directors or otherwise.

9.6 INSURANCE

The corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him or her and incurred by him or her in any such capacity, or arising out of his or her status as such, whether or not the corporation would have the power to indemnify him or her against such liability under the provisions of the DGCL.

9.7 OTHER INDEMNIFICATION

The corporation’s obligation, if any, to indemnify any person who was or is serving at its request as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, enterprise or non-profit entity shall be reduced by any amount such person may collect as indemnification from such other corporation, partnership, joint venture, trust, enterprise or non-profit enterprise.

9.8 AMENDMENT OR REPEAL

Any repeal or modification of the foregoing provisions of this Article IX shall not adversely affect any right or protection hereunder of any person in respect of any act or omission occurring prior to the time of such repeal or modification.

ARTICLE X - AMENDMENTS

These bylaws may be adopted, amended or repealed by the board of directors or a majority of the stockholders entitled to vote thereon.